As filed with the Securities and Exchange Commission on June 6, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800
Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell
President
DoubleLine Funds Trust
333 South Grand Avenue, Suite 1800
Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 633-8200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.

Annual Report

March 31, 2011

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2011	3

President’s Letter

May 6, 2011

Dear DoubleLine Funds Shareholder:

The DoubleLine Funds Trust was organized on January 11, 2010. We launched two Funds on April 6, 2010: the DoubleLine Total Return Bond Fund and the DoubleLine Emerging Markets Fixed Income Fund. On June 1, 2010, we launched our third Fund, the DoubleLine Core Fixed Income Fund. On December 20, 2010 we launched our fourth Fund, the DoubleLine Multi-Asset Growth Fund. In the first fiscal year of operations, investors have allocated over $6 billion to the Funds. We strive to deliver superior risk-adjusted returns while working to avoid crossing the double line of risk on the road to successful investing. This motto was inspired by Piet Mondrian (1872-1944), a leading abstract painter of the 20th century, known for his simplicity in balancing brilliant colors and bold black lines. DoubleLine Capital, advisor to the Funds, strives for similar balance by providing investment solutions that integrate risk management with the pursuit of excess returns.

Highlights of Financial Markets through our annual reporting period (April 6, 2010-March 31, 2011)

•

Treasuries: The day before the reporting period began, the 10-year Treasury reached a 4.00% yield, a point that ironically coincided with the conclusion of the Federal Reserve’s Large Scale Asset Program (LSAP), more widely known as quantitative easing. With the start of the first round of quantitative easing, QE1, and amid disappointing reports of economic growth, deflation concerns and flight-to-quality flows from the brewing debt and currency crises in the eurozone, Treasuries rallied to a yield of 2.39% on the 10-year by early October. As a second round of money printing appeared to be in the offing, yields began to rise sharply, anticipating the QE2 program unveiled by the Fed on November 3. The rally in Treasury prices through February alternately was explained by expectations of improved economic growth (according to the Fed), concern over the potential of inflation and currency debasement (according to QE detractors), or both. The 10-year Treasury raced to 3.54% in mid-December and moved sideways thereafter, ending the first quarter of 2011 at 3.47%.

Markets now are focused on the implications of the approaching end of QE2 in June. DoubleLine does not believe any market disruption or sustained rise in yield is likely at this time. To the contrary, we see a drop in yields as more likely. The case of QE1 is instructive. Foreign central banks easily absorbed the bonds not purchased by the Fed after QE1 ended in March 2010. We believe that central banks, as well as commercial banks and households, have room to add Treasury holdings. Foreign central banks especially appear to have incentive to buy Treasuries as they seek to limit the appreciation of their currencies versus the dollar. Dealers and hedge funds appear to have larger short positions than is normally the case and will likely be forced into the market if yields fail to rise. Finally, as of the date of this letter, the yield curve is very steep, suggesting the Fed’s purchases to date have not pushed Treasury prices above fair value.

4	DoubleLine Funds

	U.S. Treasury Yield Curve
Term	4/6/2010	3/31/2011	Change
3 MONTH	0.163	0.091	-0.072
6 MONTH	0.249	0.169	-0.080
1 YEAR	0.432	0.273	-0.159
2 YEAR	1.136	0.821	-0.315
3 YEAR	1.703	1.299	-0.405
5 YEAR	2.696	2.277	-0.419
7 YEAR	3.402	2.920	-0.482
10 YEAR	3.951	3.470	-0.480
30 YEAR	4.832	4.508	-0.325
Table by DoubleLine from Bloomberg data

•

Agency Mortgage-Backed Securities (Agency MBS): Agency MBS, as represented by the Barclays Capital U.S. MBS Index, returned 4.98% over the period (April 6, 2010-March 31, 2011), underperforming the Treasury market by 25 bps and the Barclays Capital U.S. Aggregate Bond Index return of 5.70%. This underperformance resulted from the shorter duration of the MBS index and the drop in U.S. Treasury yields. Prepayment speeds on lower coupon pass-throughs increased slightly while speeds on higher coupons remained muted relative to these borrowers’ current rate incentive. Prepayment speeds are expected to remain muted going forward given the increase in 10-year U.S. Treasury yields since the beginning of October along with the decreased capability of borrowers to refinance due to a weakening housing market.

•

Non-Agency MBS: The private label MBS universe delivered outsized returns, with the PrimeX FRM 1 and the PrimeX FRM 2, both baskets of MBS backed by prime fixed-rated residential mortgages, returning 19.2% and 20.7%, respectively. Market prices benefited from the “cheapness” of non-Agency MBS relative to their ultimate expected returns at maturity and shrinking supply, thanks to the lack of new issuance since 2007.

•

Corporate Bonds: Despite European sovereign debt concerns, a volcanic eruption in Iceland and the Deepwater Horizon oil rig explosion, both investment grade and high yield corporate bonds performed well during the period April 6, 2010 through March 31, 2011. The Barclays Capital US Credit Index returned 7.59% and the Barclays Capital U.S. High Yield Cash Pay Index returned 13.94% versus a return of 5.70% for the Barclays Capital U.S. Aggregate Bond Index. Key drivers of performance in the corporate bond space included:

1.	Reported corporate earnings, which beat consensus expectations;
2.	Continued corporate deleveraging and refinancing, which increased corporate cash flows;
3.	Investor demand for corporate debt, fueled by the low level of absolute Treasury yields due to quantitative easing; and
4.	Low default rates on non-investment grade issues.

•	Emerging Markets Fixed Income: All three EM debt sectors—sovereign, corporate and local currency—posted solid returns for the period.

Annual Report	March 31, 2011	5

April 6, 2010 through March 31, 2011

	Return	Volatility	Sharpe	YTM
US$ Indices
JP Morgan EMBI GD—Sovereign	8.40%	4.50%	1.8	6.10%
JP Morgan CEMBI BD—Corporate	9.10%	2.60%	3.4	6.00%
Non US$ Index
JP Morgan GBI EM—Local Currency	9.90%	10.70%	0.9	6.60%
Table by DoubleLine from JP Morgan data

Government local currency bonds were the best performer: the JP Morgan Global Bond Index Emerging Markets-Local Currency returned 9.9% over the period, with the bulk of returns coming from currency appreciation. Positive returns were broad-based across all regions, led by Brazil and South Africa which saw their currencies appreciate 7.4% and 6.9%, respectively. Both external sovereign and corporate EM debt benefited from a decline in the 10-year U.S. Treasury yield of 48 bps. EM corporate debt outperformed EM sovereign debt as the JP Morgan Corporate Emerging Markets Bond Index-Broad Diversified (CEMBI BD) spread tightened by 36 bps over the period versus the JP Morgan Emerging Markets Bond Index-Global Diversified (EMBI GD), which saw its spread widen by 37 bps. The high yield credits in both the EMBI GD and the CEMBI BD outperformed their investment grade counterparts over the period by 2.5% and 5.0%, respectively. The EMBI GD saw the strongest performance out of lower rated countries with Argentina, Belize, Iraq and Jamaica posting the strongest returns. The CEMBI BD saw similar strong performance out of Argentina, Barbados, Indonesia and Jamaica.

•

Global Equities: Global equity markets posted strong returns for the first quarter of 2011. Favorable economic indicators and corporate earnings provided strong support for equities. Aside from relatively strong quarterly performance, there continue to be concerns regarding the Federal Reserve’s plans for quantitative easing, geopolitical risk surrounding the Middle East/North Africa (MENA) and the ramifications of the Japan earthquake.

•

Commodities: The broad-based commodities market returned 32.61% over the period April 6, 2010 through March 31, 2011, as measured by the S&P Goldman Sachs Commodity Total Return Index (GSCI). The period began with a sell-off in May 2010 after growing fears that over-indebtedness in Europe would lead to a global economic contraction. However, geopolitical instability in the MENA region led crude oil prices higher. Light, sweet crude futures opened the reporting period at $86.84 per barrel on April 6, 2010, during the May sell-off fell to a low of $68.01 on May 20, then rallied to end March 31, 2011 at $106.72. Reports indicate $15 to $30 of the barrel price reflects a geopolitical risk premium. Food and metals price inflation were further fueled by QE2.

Fund Highlights

DoubleLine Total Return Bond Fund

Since inception on April 6, 2010 through March 31, 2011 the DoubleLine Total Return Bond Fund (Class I) has outperformed the Barclays Capital U.S. Aggregate Bond Index by 13.58% (19.28% versus 5.70%). This outperformance was primarily driven by investment positions in two subsectors of the MBS market: (1) non-Agency residential mortgage backed securities (RMBS), which have generated higher loss-adjusted yields than other credit sectors, and (2) high cash flowing Agency collateralized mortgage obligations (CMOs).

6	DoubleLine Funds

	March 2011	1Q2011	Since Inception (4-6-10 to 3-31-11)
I-Share	0.25%	2.33%	19.28%
N-Share	0.32%	2.27%	19.04%
Barclays Capital US Aggregate Index	0.06%	0.42%	5.70%

DoubleLine Emerging Markets Fixed Income Fund

From its inception on April 6, 2010 through March 31, 2011, the DoubleLine Emerging Markets Fixed Income Fund (I shares) returned 11.48%, an outperformance of 313 bps over the JP Morgan Emerging Markets Bond Index-Global Diversified, which returned 8.35%. The Fund’s outperformance was driven predominantly by investing in EM corporate debt, which outperformed EM sovereign and quasi-sovereign debt over the period. EM corporate debt spreads tightened by 36 bps over the period on improving credit fundamentals and a positive rating outlook. This compares favorably to EM sovereign and quasi-sovereign debt where the index saw spreads widen by 37 bps during that timeframe. Additionally, the Fund benefited from a slight overweight position to non-investment grade credits relative to its benchmark.

	March 2011	1Q2011	Since Inception (4-6-10 to 3-31-11)
I-Share	1.14%	2.30%	11.48%
N-Share	1.12%	2.24%	11.25%
JP Morgan Emerging Markets Bond Global Diversified Index	1.19%	0.87%	8.35%

DoubleLine Core Fixed Income Fund

From its June 1, 2010 inception through March 31, 2011, the DoubleLine Core Fixed Income Fund (I shares) returned 9.90%, an outperformance of 676 bps over the Barclays Capital U.S. Aggregate Bond Index, which returned 3.14%. The Fund’s outperformance can be attributed mainly to management’s active sector allocation, which included overweighting Treasuries from inception through August 2010, then underweighting Treasuries thereafter; and investments in emerging markets and mortgage-backed securities.

	March 2011	1Q2011	Since Inception (6-1-10 to 3-31-11)
I-Share	0.10%	2.23%	9.90%
N-Share	0.09%	2.18%	9.71%
Barclays Capital US Aggregate Index	0.06%	0.42%	3.14%

DoubleLine Multi-Asset Growth Fund

Since inception on December 20, 2010 through March 31, 2011, the DoubleLine Multi-Asset Growth Fund (I shares) returned 1.24%. The Fund’s positive performance during the first quarter of 2011 was due to allocations to both the global fixed income sectors and real asset sectors. The equity exposure detracted from performance but provided diversification benefits in an attempt to lower overall volatility.

Annual Report	March 31, 2011	7

	March 2011	1Q2011	Since Inception (12-20-10 to 3-31-11)
I-Share	0.24%	1.04%	1.24%
A-Share
No Load	0.12%	0.82%	1.02%
With Load	-4.13%	-3.46%	-3.27%
Blended 60% Barclays Capital US Aggregate Index/25% S&P 500/15% S&P GSCI	0.69%	3.42%	4.29%

On behalf of the team at DoubleLine, I thank you for your support of the Funds. On the following pages of this Annual Report, you will find specific information regarding each Fund’s operation and holdings. DoubleLine was founded with the prevailing objective that clients come first, and that our success will be predicated upon being relevant to clients. With that in mind, we will continue to strive to provide investment solutions that integrate risk management with the pursuit of excess return. We value the trust you have placed in us and if you have any questions please do not hesitate to call 877-DLINE11 (354-6311) or visit our website at www.doublelinefunds.com.

Sincerely,

Ronald R. Redell

Past performance is not a guarantee of future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Emerging Markets Fixed Income Fund and the Multi-Asset Growth Fund are non-diversified meaning each may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, these Funds may be more susceptible to any single economic, political or regulatory event than a more diversified fund, and a decline in the market value of one of the Fund’s investments may affect that Fund’s value more than if the Fund were a diversified fund. The Core Fixed Income Fund, Emerging Markets Fixed Income Fund and Multi-Asset Growth Fund may invest in foreign securities, which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets. The Multi-Asset Growth Fund may invest in securities related to real estate, which may decline in value as a result of factors affecting the real estate industry. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. For more details regarding the risks of the Funds, please consult the current prospectus.

JP Morgan EMBI Global Diversified Index—This index is an uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Barclay’s Capital U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

8	DoubleLine Funds

Barclay’s Capital U.S. Treasury Index—This index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS are excluded.

Barclays Capital U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

PrimeX—This index is a synthetic credit default swap (CDS) index which references non-Agency Prime residential mortgage-backed securities (RMBS). There are 20 prime RMBS deals referenced in each sub-index from 2005, 2006, and 2007.

Barclays Capital U.S. Credit Index—This index is the U.S. Credit component of the U.S. Government/Credit Index and consists of publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The U.S. Credit Index is the same as the former U.S. Corporate Investment Grade Index.

Barclays Capital U.S. High Yield Cash Pay Index—This index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issuer from countries designated as emerging markets (e.g. Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, 144As and pay-in-kind (PIK, as of October 1, 2009) are also included.

JP Morgan Corporate Emerging Markets Bond Index—Broad Diversified (CEMBI GD)—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index—Global Diversified (EMBI GD)—This index tracks total returns for US dollar denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities.

JP Morgan GBI EM—Local Currency—Comprehensive emerging market debt benchmarks that track local currency bonds issued by Emerging Market governments.

Standard & Poor’s/Goldman Sachs Commodity Total Return Index (GSCI)—This is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. This index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the index a valuable economic indicator and commodities market benchmark.

S&P 500 Index—This Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

A basis point (bps) equals 0.01%.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Volatility—The standard deviation of the index.

Sharpe—A ratio to measure risk-adjusted performance calculated by subtracting the risk-free rate from the rate of return for a portfolio/index and dividing the result by the standard deviation of the portfolio returns.

YTM—Yield to Maturity—The rate of return anticipated on a bond if it is held until the maturity date.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment.

Annual Report	March 31, 2011	9

Schedule of Investments DoubleLine Total Return Bond Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED MORTGAGE OBLIGATIONS 50.4%

	Adjustable Rate Mortgage Trust,
$6,200,000	Series 2005-2	0.73%	#	06/25/2035	3,105,797
7,825,841	Series 2007-3	3.73%	#^	11/25/2037	4,402,755

	Aegis Asset Backed Securities Trust,
738,019	Series 2003-2	2.80%	#	11/25/2033	576,999
8,683,689	Series 2004-1	2.28%	#	04/25/2034	6,251,670
1,512,104	Series 2004-2	1.55%	#	06/25/2034	996,696

	American Home Mortgage Investment Trust,
9,270,840	Series 2005-1	2.46%	#	06/25/2045	8,014,571
3,344,389	Series 2006-2	6.60%	#	06/25/2036	2,187,357
15,586,667	Series 2007-A	6.10%	#^	01/25/2037	10,680,639

	Argent Securities, Inc.,
850,957	Series 2004-W6	0.80%	#	04/25/2034	708,260

	Asset Backed Securities Corporation,
9,239,571	Series 2003-HE6-M1	1.22%	#	11/25/2033	7,666,049
2,745,019	Series 2004-HE3-M2	1.37%	#	06/25/2034	1,966,408

	Banc of America Alternative Loan Trust,
15,842,779	Series 2005-6-2CB2	6.00%		07/25/2035	13,901,397
6,187,944	Series 2005-6-4CB1	6.50%		07/25/2035	5,276,587
5,976,705	Series 2005-8-2CB1	6.00%		09/25/2035	4,804,294
5,000,000	Series 2006-5-CB14	6.00%	#	06/25/2046	3,497,288
8,203,000	Series 2006-6-CB3	6.00%		07/25/2046	6,744,831
14,669,286	Series 2006-8-1A1	6.25%	# I/F I/O	11/25/2036	2,476,897
4,987,557	Series 2006-8-1A2	0.70%	#	11/25/2036	3,327,893
3,849,846	Series 2007-2-2A1	6.00%		06/25/2037	2,708,351

	Banc of America Commercial Mortgage, Inc.,
5,303,000	Series 2002-2-G	5.85%	^	07/11/2043	5,417,351
208,613,168	Series 2004-6-XP	0.67%	# I/O	12/10/2042	551,782
305,033,137	Series 2005-4-XP	0.35%	# I/O	07/10/2045	1,018,079
280,871,687	Series 2006-1-XP	0.34%	# I/O	09/10/2045	1,159,747

	Banc of America Funding Corporation,
6,107,936	Series 2009-R15A-4A2	5.75%	#^	12/26/2036	4,572,401

	Banc of America Funding Trust,
722,059	Series 2005-6	5.50%		10/25/2035	725,336
31,364,693	Series 2006-2	6.00%		03/25/2036	31,984,851
1,088,242	Series 2006-2	22.10%	# I/F	03/25/2036	1,256,494
13,491,804	Series 2006-3	6.33%	#	03/25/2036	13,894,635
5,879,061	Series 2006-7	6.04%	#	10/25/2036	3,889,393
6,020,431	Series 2006-7	5.91%	#	10/25/2036	3,813,810
5,444,750	Series 2006-8T2	6.10%	#	10/25/2036	3,917,574
2,897,696	Series 2006-B	5.63%	#	03/20/2036	2,378,883
3,227,161	Series 2006-G	0.47%	#	07/20/2036	2,756,990
2,003,296	Series 2006-H	6.02%	#	09/20/2046	1,793,294
3,587,642	Series 2007-1	5.84%	#	01/25/2037	2,408,833
5,285,495	Series 2007-3	5.83%	#	04/25/2037	3,763,994
6,383,135	Series 2007-5	5.50%		07/25/2037	5,229,738
6,658,251	Series 2009-R14	16.0%	#^ I/F	06/26/2035	6,742,335
5,742,588	Series 2010-R1	13.9%	#^ I/F	07/28/2036	4,950,685

	Banc of America Large Loan,
3,726,654	Series 2006-BIX1-C	0.44%	#^	10/15/2019	3,558,587

	Banc of America Mortgage Securities, Inc.,
5,367,079	Series 2004-K-4A1	5.24%	#	12/25/2034	5,010,193

	BCAP LLC Trust,
9,679,787	Series 2007-AA2-2A7	6.00%		04/25/2037	7,189,899
10,660,819	Series 2007-AA2-2A8	5.75%		04/25/2037	7,660,396
18,000,000	Series 2008-RR3-A1B	6.65%	#	10/25/2036	16,376,301

	BCRR Trust,
10,500,000	Series 2010-LEAF-32A	4.23%	#^	12/22/2032	10,492,084

	Bear Stearns Adjustable Rate Mortgage Trust,
25,890,868	Series 2006-4-4A1	5.82%	#	10/25/2036	22,154,920

	Bear Stearns Asset Backed Securities Trust,
17,688,539	Series 2005-AC2-2A1	5.25%		04/25/2035	16,660,030
54,507,800	Series 2005-AC2-IA	5.25%		04/25/2035	49,741,937
6,869,203	Series 2006-AC1-IA1	5.75%	#	02/25/2036	5,301,561
3,864,712	Series 2007-SD1-IA2A	6.00%		10/25/2036	3,002,624
1,958,912	Series 2007-SD1-IA3A	6.50%		10/25/2036	1,328,476

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Commercial Mortgage Securities, Inc.,
$3,441,000	Series 2000-WF1-F	8.18%	#	02/15/2032	3,436,738
110,064,196	Series 2004-16-X2	0.88%	# I/O	02/13/2046	1,214,426
42,492,952	Series 2004-PWR5-X2	0.99%	# I/O	07/11/2042	540,455
110,784,572	Series 2004-PWR6	0.80%	# I/O	11/11/2041	1,249,705
750,000	Series 2005-PWR10-AM	5.45%	#	12/15/2015	773,390
21,647,397	Series 2005-PWR7-X2	0.20%	# I/O	02/11/2041	105,806

	Capital Trust,
11,424,000	Series 2005-3A-A2	5.16%	^	06/25/2035	11,445,477

	CD Mortgage Trust,
8,983,129	Series 2006-CD2-AAB	5.55%	#	01/15/2046	9,412,588

	Centex Home Equity Loan Trust,
2,750,000	Series 2004-A	4.93%	#	01/25/2034	2,767,846

	Chase Mortgage Financial Trust,
12,149,564	Series 2007-S5-1A18	6.00%		07/25/2037	9,903,924

	Chase Mortgage Loan,
4,088,871	Series 2003-4-2M1	1.15%	#	03/25/2033	2,543,413

	Chaseflex Trust,
3,037,788	Series 2006-1-2A2	5.94%	#	06/25/2036	3,012,854
17,021,312	Series 2006-2-A2B	0.45%	#	09/25/2036	13,101,210
12,267,515	Series 2007-1-1A1	6.50%		02/25/2037	8,255,069

	Citi Mortgage Alternative Loan Trust,
15,655,017	Series 2006-A2-A2	6.00%		05/25/2036	13,210,815
10,000,000	Series 2006-A5-A3	6.00%		10/25/2036	8,698,290
7,619,730	Series 2007-A1-1A7	6.00%		01/25/2037	5,750,523
15,467,589	Series 2007-A1-IA5	6.00%		01/25/2037	11,791,569
19,619,910	Series 2007-A1-IA9	5.15%	# I/F I/O	01/25/2037	2,620,520
17,845,331	Series 2007-A3-IA1	6.00%	#	03/25/2037	13,335,183
39,039,185	Series 2007-A3-IA3	5.15%	# I/F I/O	03/25/2037	4,763,893
4,200,165	Series 2007-A5-1A11	6.00%		05/25/2037	3,093,619
2,200,635	Series 2007-A8-A1	6.00%		10/25/2037	1,728,862

	Citicorp Mortgage Securities, Inc.,
37,058,120	Series 2005-1-1A4	5.50%		02/25/2035	37,326,549

	Citicorp Residential Mortgage Securities, Inc.,
6,594,000	Series 2006-2-A5	6.04%	#	09/25/2036	5,733,312

	Citigroup Commercial Mortgage Securities, Inc.,
144,013,510	Series 2004-C2	1.10%	#^ I/O	10/15/2041	907,472
5,326,781	Series 2006-C5	5.68%	#^	10/15/2049	4,688,423
7,000,000	Series 2009-RR1	5.32%	^	12/21/2049	6,853,421

	Citigroup Mortgage Loan Trust, Inc.,
6,841,646	Series 2005-5-2A2	5.75%		08/25/2035	5,773,597
2,961,316	Series 2005-9-21A1	5.50%		10/25/2035	2,426,680
7,903,982	Series 2006-FX1-A6	5.85%	#	10/25/2036	5,271,727
3,375,000	Series 2006-WF1-A2D	5.92%	#	03/25/2036	2,363,212
21,282,978	Series 2006-WF2-A2D	6.16%	#	05/25/2036	13,465,602
2,303,418	Series 2007-12-2A1	6.50%	^	04/25/2037	1,607,323
4,495,817	Series 2007-2-2A	6.00%		11/25/2036	4,364,768
3,302,133	Series 2007-9-2A2	6.50%	^	05/25/2037	1,774,897
5,185,041	Series 2010-2-5A1	5.50%	#^	12/25/2035	5,313,789
36,000,000	Series 2010-8-6A4	10.78%	#^	12/26/2036	27,720,000

	Commercial Mortgage Pass-Through Certificates,
3,750,000	Series 2001-J1A-G	6.83%	#^	02/16/2034	3,762,279
1,540,000	Series 2007-C9-A2	5.81%	#	12/10/2049	1,573,361

	Countrywide Alternative Loan Trust,
5,814,470	Series 2005-20CB-4A1	5.25%		07/25/2020	5,373,245
10,687,216	Series 2005-26CB-A11	12.60%	# I/F	07/25/2035	9,901,918
15,739,335	Series 2005-28CB-1A2	1.00%	#	08/25/2035	11,304,714
3,456,662	Series 2005-28CB-3A6	6.00%		08/25/2035	2,478,378
1,997,666	Series 2005-60T1-1A	34.10%	# I/F	12/25/2035	2,813,333
2,828,323	Series 2005-64CB-1A14	5.50%		12/25/2035	2,345,906
7,528,307	Series 2005-73CB-1A5	1.05%	#	01/25/2036	5,514,511
18,939,662	Series 2005-73CB-1A6	4.45%	# I/F I/O	01/25/2036	2,620,361
4,350,296	Series 2005-79CB-A5	5.50%		01/25/2036	3,227,837
8,872,235	Series 2005-85CB-2A6	20.70%	# I/F	02/25/2036	8,614,559
5,897,225	Series 2005-86CB-A5	5.50%		02/25/2036	4,228,995
12,753,872	Series 2005-J10-1A11	5.50%		10/25/2035	10,702,941
3,211,502	Series 2005-J10-1A13	0.95%	#	10/25/2035	2,420,841
2,264,073	Series 2005-J10-1A15	5.50%		10/25/2035	2,024,143
6,556,497	Series 2005-J11-1A3	5.50%		11/25/2035	6,127,026

10	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$4,269,929	Series 2005-J11-6A1	6.50%		09/25/2032	4,117,907
5,735,623	Series 2005-J13-2A5	0.73%	#	11/25/2035	4,245,322
11,471,246	Series 2005-J13-2A6	4.77%	# I/F I/O	11/25/2035	1,233,022
4,907,889	Series 2005-J2-1A5	0.75%	#	04/25/2035	4,067,001
15,101,198	Series 2005-J2-1A6	4.75%	# I/F I/O	04/25/2035	1,648,587
11,853,711	Series 2006-12CB-A3	5.75%		05/25/2036	7,274,338
5,629,011	Series 2006-15CB-A1	6.50%		06/25/2036	3,461,355
4,578,253	Series 2006-18CB-A12	0.85%	#	07/25/2036	2,658,910
4,578,253	Series 2006-18CB-A13	5.25%	# I/F I/O	07/25/2036	597,986
4,420,758	Series 2006-19CB-A15	6.00%		08/25/2036	3,787,601
19,085,837	Series 2006-24CB-A14	6.90%	# I/F I/O	08/25/2036	3,437,958
17,796,700	Series 2006-24CB-A5	0.85%	#	08/25/2036	11,532,226
6,681,009	Series 2006-26CB-A17	6.25%		09/25/2036	4,597,529
18,926,249	Series 2006-29T1-1A2	6.25%		10/25/2036	14,301,147
2,493,976	Series 2006-29T1-2A12	44.50%	# I/F	10/25/2036	4,475,785
1,527,613	Series 2006-29T1-2A23	32.30%	# I/F	10/25/2036	1,984,017
6,796,153	Series 2006-36T2-2A1	6.25%		12/25/2036	4,672,501
6,079,661	Series 2006-39CB-1A10	6.00%		01/25/2037	4,580,232
29,015,969	Series 2006-39CB-2A2	6.30%	# I/F I/O	01/25/2037	5,733,602
9,731,411	Series 2006-39CB-2A4	0.70%	#	01/25/2037	3,551,279
5,000,000	Series 2006-6CB-1A4	5.50%		05/25/2036	3,784,623
3,006,974	Series 2007-11T1-A24	38.40%	# I/F	05/25/2037	4,004,625
31,055,194	Series 2007-17CB-1A10	28.80%	# I/F	08/25/2037	40,105,236
5,152,184	Series 2007-18CB-2A25	6.00%		08/25/2037	3,953,590
2,865,379	Series 2007-19-1A10	37.50%	# I/F	08/25/2037	4,210,921
14,945,136	Series 2007-21CB-2A2	27.40%	# I/F	09/25/2037	20,508,712
25,974,697	Series 2007-4CB-2A1	7.00%		03/25/2037	12,291,928
1,295,056	Series 2007-8CB-A12	38.70%	# I/F	05/25/2037	1,965,258
1,382,452	Series 2007-8CB-A8	38.60%	# I/F	05/25/2037	2,097,235
1,932,418	Series 2007-9T1-1A4	0.75%	#	05/25/2037	1,118,298
1,932,418	Series 2007-9T1-1A5	5.25%	# I/F I/O	05/25/2037	248,389
5,490,435	Series 2007-9T1-2A1	6.00%		05/25/2037	3,621,615

	Countrywide Asset-Backed Certificates,
4,239,637	Series 2005-13-AF3	5.43%		02/25/2033	3,445,888

	Countrywide Home Loans Mortgage Pass Through Trust,
14,269,771	Series 2002-32-2A6	5.00%		01/25/2018	14,628,827
4,518,647	Series 2005-27-2A1	5.50%		12/25/2035	4,132,445
7,713,367	Series 2005-28-A7	5.25%		01/25/2019	6,652,597
5,730,782	Series 2005-HYB8-1A1	2.68%	#	12/20/2035	4,522,363
9,700,000	Series 2005-J4-A5	5.50%		11/25/2035	8,211,244
3,000,000	Series 2007-15-1A16	6.25%		09/25/2037	2,715,681
18,167,073	Series 2007-7-A2	5.75%		06/25/2037	16,993,779
7,000,000	Series 2007-9-A11	5.75%		07/25/2037	6,202,298
3,817,011	Series 2007-J3-A1	0.75%	#	07/25/2037	3,163,588
19,085,055	Series 2007-J3-A2	5.25%	# I/F I/O	07/25/2037	2,222,907

	Countrywide Reperforming Trust,
3,512,208	Series 2005-R1-1AF1	0.61%	#^	03/25/2035	3,023,734
3,566,663	Series 2005-R1-1AS	5.68%	#^ I/O	03/25/2035	440,111

	Credit Suisse First Boston Commercial Mortgage Pass-Through Certificates,
1,235,000	Series 2001-CF2	6.93%	^	02/15/2034	1,232,717
7,887,000	Series 2001-CF2	6.56%	^	02/15/2034	7,874,025
4,088,000	Series 2001-CK3	7.29%	^	06/15/2034	4,081,271
419,546,622	Series 2004-C3	0.82%	#^ I/O	07/15/2036	1,006,954
1,902,892	Series 2004-C3	4.30%		07/15/2036	1,901,953
336,816,143	Series 2005-C1	0.49%	#^ I/O	02/15/2038	1,215,940
229,026,168	Series 2005-C2	0.70%	#^ I/O	04/15/2037	1,279,363
67,631,820	Series 2005-C4	0.41%	#^ I/O	08/15/2038	239,160
5,963,456	Series 2006-TFL2	0.49%	#^	10/15/2021	5,838,060

	Credit Suisse First Boston Mortgage Backed Trust,
17,774,955	Series 2005-12	7.00%		01/25/2036	7,289,696
8,083,273	Series 2006-3	6.11%	#	11/25/2036	4,585,451
6,095,595	Series 2006-4	5.68%	#	12/25/2036	3,874,308
18,845,764	Series 2007-1	5.90%	#	05/25/2037	11,511,209

	Credit Suisse First Boston Mortgage Securities Corporation,
844,199	Series 2002-34-CB2	5.87%	#	01/25/2033	770,655
650,807	Series 2004-AR8-2A1	2.84%	#	09/25/2034	626,324
2,227,513	Series 2005-10-5A5	5.50%		11/25/2035	1,905,619

	Credit Suisse Mortgage Capital Certificates,
3,055,355	Series 2005-1R	5.75%	^	12/26/2035	2,513,029
46,607,886	Series 2006-2	5.05%	# I/F I/O	03/25/2036	5,933,561
8,338,411	Series 2006-2	0.95%	#	03/25/2036	4,847,360
7,317,095	Series 2006-2	6.50%		03/25/2036	5,241,678

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$18,840,082	Series 2006-6	7.00%		07/25/2036	8,276,966
31,593,264	Series 2006-6	6.00%		07/25/2036	20,292,811
1,395,000	Series 2006-7	6.00%		08/25/2036	1,185,111
5,969,620	Series 2006-9	38.40%	# I/F	11/25/2036	8,317,569
12,327,207	Series 2006-9	6.00%		11/25/2036	11,214,615
45,802,635	Series 2007-1-3A1	6.00%		02/25/2022	36,653,192
11,721,527	Series 2007-5	5.00%		08/25/2037	10,796,828
5,125,847	Series 2009-1R	4.86%	#^	07/26/2035	3,203,654

	Credit-Based Asset Servicing and Securitization,
1,445,893	Series 2005-CB6-A4	5.16%	#	06/25/2035	1,357,562
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	7,929,626

	Deutsche ALT-A Securities Inc. Alternate Loan,
40,759,000	Series 2005-4-A5	5.50%	#	09/25/2035	32,847,739
3,626,687	Series 2005-5-1A6	34.10%	# I/F	11/25/2035	4,681,979
3,783,741	Series 2005-5-2A1	0.45%	#	11/25/2035	2,617,174
11,419,740	Series 2005-5-2A2	5.05%	# I/F I/O	11/25/2035	1,477,878
12,955,254	Series 2007-1-A7	0.41%	#	08/25/2037	12,208,085
3,400,361	Series 2006-AF1-A3	0.43%	#	04/25/2036	2,611,273

	Deutsche ALT-B Securities Inc. Mortgage Loan Trust,
2,500,000	Series 2006-AB2-A2	6.16%	#	06/25/2036	1,705,916
5,763,601	Series 2006-AB4-A1A	6.01%	#	10/25/2036	3,409,913
5,733,509	Series 2006-AB4-A3	5.90%	#	10/25/2036	3,363,924
8,498,665	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	4,986,286
2,677,182	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	1,699,248

	Deutsche Mortgage Securities, Inc.,
22,927,328	Series 2006-PR1-4A12	14.10%	#^ I/F	04/15/2036	25,334,697
13,965,830	Series 2006-PR1-4AI1	11.80%	#^ I/F	04/15/2036	14,773,236
148,038,686	Series 2006-PR1-5A14	11.80%	#^ I/F	04/15/2036	154,284,141
1,037,181	Series 2006-PR1-5AI1	18.60%	#^ I/F	04/15/2036	1,061,096
8,944,189	Series 2006-PR1-5AI3	12.20%	#^ I/F	04/15/2036	8,692,223

	DLJ Commercial Mortgage Corporation,
4,000,000	Series 2000-CKP1-B1	7.95%	#	11/10/2033	3,996,697

	Ellington Loan Acquisition Trust,
4,588,613	Series 2007-1-A2A2	1.05%	#^	05/25/2037	4,257,705

	Extended Stay American Trust,
290,115,558	Series 2010-ESH-XA1	3.33%	#^ I/O	01/05/2013	14,953,600
102,500,000	Series 2010-ESH-XB1	1.37%	#^ I/O	01/05/2016	2,069,701

	First Horizon Alternative Mortgage Securities,
1,213,964	Series 2006-FA1-1A6	1.00%	#	09/25/2034	1,022,769
7,446,394	Series 2006-FA2-1A5	6.00%		05/25/2036	6,037,250
2,182,271	Series 2006-FA7-A8	6.25%		12/25/2036	1,653,035
25,339,823	Series 2006-RE1-A1	5.50%		05/25/2035	22,535,135
2,970,551	Series 2007-FA3-A4	6.00%		06/25/2037	2,058,203

	First Horizon Mortgage Trust,
166,243	Series 2005-2-1A6	22.90%	# I/F	06/25/2032	167,776
1,235,145	Series 2005-6-1A1	5.50%		11/25/2035	1,236,224

	First Union Commercial Mortgage Securities, Inc.,
8,000,000	Series 2000-C2-G	8.65%	#	10/15/2032	7,986,002
1,500,000	Series 2001-C1-F	6.84%		03/15/2033	1,503,049

	GE Capital Commercial Mortgage Corporation,
1,676,984	Series 2004-C2	0.76%	#^ I/O	03/10/2040	34

	GMAC Commercial Mortgage Securities, Inc.,
348,783	Series 2003-C3	4.65%		04/10/2040	360,950
2,388,875	Series 2004-C1	1.01%	#^ I/O	03/10/2038	65
54,153,612	Series 2004-C2	0.56%	#^ I/O	08/10/2038	80,635
9,000,000	Series 2004-C3	4.55%		12/10/2041	9,116,321
134,194,710	Series 2004-C3	0.79%	# I/O	12/10/2041	494,306

	GMAC Mortgage Corporation Loan Trust,
2,836,897	Series 2004-J2-A6	16.30%	# I/F	06/25/2034	2,956,497

	Greenwich Capital Commercial Funding Corporation,
6,500,000	Series 2004-FL2	0.74%	#^	11/05/2019	6,208,497
7,936,000	Series 2004-FL2-F	0.57%	#^	11/05/2019	7,797,618

	GS Mortgage Securities Corporation,
3,352,303	Series 2008-2R-1A1	7.50%	#^	09/25/2036	2,955,264

	GS Mortgage Securities Corporation II,
6,750,000	Series 2001-GS3-D	6.74%	#^	08/05/2018	6,853,648
36,698,949	Series 2011-GC3-X	1.35%	#^ I/O	03/10/2021	1,909,010

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2011	11

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GSAA Home Equity Trust,
$2,445,082	Series 2005-12-AF3	5.07%	#	09/25/2035	2,343,187
45,361,000	Series 2005-7-AF3	4.75%	#	05/25/2035	38,238,347
16,688,832	Series 2006-10-AF3	5.98%	#	06/25/2036	10,171,017
11,944,483	Series 2006-10-AF4	6.30%	#	06/25/2036	7,328,394
9,115,724	Series 2006-15-AF4	5.96%	#	09/25/2036	5,844,706
3,936,728	Series 2006-18-AF3A	5.77%	#	11/25/2036	2,454,207
8,083,328	Series 2006-18-AF6	5.68%	#	11/25/2036	4,657,703
7,461,627	Series 2006-4-4A1	0.35%	#	03/25/2036	6,809,626
8,149,448	Series 2007-10-A2A	6.50%		11/25/2037	5,879,085

	GSMPS Mortgage Loan Trust,
29,582,470	Series 2005-RP2-1AF	0.60%	#^	03/25/2035	25,575,569
29,582,470	Series 2005-RP2-1AS	5.40%	#^ I/O	03/25/2035	4,081,008
16,084,450	Series 2005-RP3-1AF	0.60%	#^	09/25/2035	13,846,243
16,084,450	Series 2005-RP3-1AS	5.27%	#^ I/O	09/25/2035	2,299,972

	GSR Mortgage Loan Trust,
1,956,545	Series 2005-6F-3A16	5.50%		07/25/2035	1,957,184
2,789,347	Series 2005-6F-3A16	6.00%		07/25/2035	2,677,883
35,616,345	Series 2005-6F-3A9	6.65%	# I/F I/O	07/25/2035	6,007,790
3,680,936	Series 2005-6F-4A1	0.75%	#	06/25/2035	3,499,687
4,027,331	Series 2005-7F-3A1	0.75%	#	09/25/2035	3,556,874
4,410,708	Series 2006-2F-2A3	5.75%		02/25/2036	3,844,009
1,388,876	Series 2006-9F-8A1	5.50%		08/25/2021	1,341,959

	Gulf Stream Compass Ltd.,
2,185,700	Series 2002-1A-A	0.89%	#^	12/19/2014	2,147,451

	Harborview Mortgage Loan Trust,
7,272,569	Series 2005-14-3A1A	2.94%	#	12/19/2035	5,855,869

	Home Equity Asset Trust,
6,375,000	Series 2004-7	0.91%	#	01/25/2035	5,576,232

	Home Equity Mortgage Trust,
3,142,370	Series 2003-3-M1	1.54%	#	08/25/2033	2,621,186

	Homebanc Mortgage Trust,
3,950,570	Series 2005-1	0.74%	#	03/25/2035	2,907,721
8,805,488	Series 2006-1	5.74%	#	04/25/2037	7,369,850

	HSI Asset Loan Obligation,
10,061,620	Series 2006-2-2A1	5.50%		12/25/2021	9,391,214

	IMPAC Trust,
2,882,921	Series 2002-9F-A1	5.22%	#	12/25/2032	2,882,405

	Indymac Mortgage Loan Trust,
1,616,395	Series 2007-F2-1A2	6.00%		07/25/2037	1,311,481

	Jefferies & Company Research Trust,
3,385,862	Series 2010-R6-1A2	6.00%	^	09/26/2037	3,386,190

	JMAC Company,
14,429,434	Series 2010-R1-1A1	6.00%	#^	03/26/2037	14,663,912

	JP Morgan Alternative Loan Trust,
11,003,867	Series 2005-S1-2A9	6.00%		12/25/2035	9,446,672
1,991,656	Series 2006-A6-1A2	0.32%	#	11/25/2036	1,961,732
10,165,776	Series 2006-S1-1A8	5.75%		03/25/2036	7,749,234
6,500,000	Series 2006-S2-A4	6.19%	#	05/25/2036	3,272,792
14,745,000	Series 2006-S4-A3A	5.78%	#	12/25/2036	13,429,193

	JP Morgan Chase,
193,752,465	Series 2007-CIBC18-X	0.44%	# I/O	06/12/2047	2,624,552

	JP Morgan Chase Commercial Mortgage Securities Trust,
6,000,000	Series 2001-C1-F	7.05%	#^	10/12/2035	6,065,935
12,671,000	Series 2001-CBC1-E	7.07%	#	03/15/2033	12,656,617
10,000,000	Series 2001-CBC1-F	7.54%	#	03/15/2033	9,975,039
5,000,000	Series 2001-CIC2-C	6.74%	#	04/15/2035	5,025,850

	JP Morgan Commercial Mortgage Certificates,
1,075,594	Series 1997-C5-F	7.56%		09/15/2029	1,119,021
1,153,497	Series 2003-CIBC7-A3	4.45%		01/12/2038	1,154,933
30,537,572	Series 2004-CBX-X1	0.54%	#^ I/O	01/12/2037	533,641
11,680,000	Series 2004-CIBC10-A5	4.65%		01/12/2037	12,056,173
322,071,828	Series 2005-LDP3-X2	0.31%	# I/O	08/15/2042	864,119
134,475,570	Series 2005-LDP4-X1	0.17%	#^ I/O	10/15/2042	954,064
337,964,573	Series 2006-CIBC14-X2	0.16%	# I/O	12/12/2044	531,179
106,980,598	Series 2006-CIBC16-X2	0.71%	# I/O	05/12/2045	1,275,305

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Mortgage Acquisition Trust,
$16,000,000	Series 2006-CH2-AF3	5.46%		10/25/2036	9,837,016
25,430,821	Series 2006-S4-A8	0.63%	#	01/25/2037	16,990,319
25,430,821	Series 2006-S4-A9	6.37%	# I/F I/O	01/25/2037	4,179,500
6,841,000	Series 2006-WF1-A5	6.41%	#	07/25/2036	4,180,901

	JP Morgan Mortgage Trust,
2,955,902	Series 2003-A1-4A2	4.50%	#	10/25/2033	2,982,542
4,000,000	Series 2007-S3-1A9	6.00%		08/25/2037	3,347,040
27,530,684	Series 2007-S3-2A2	5.50%		08/25/2022	26,004,645

	JP Morgan Research Trust,
27,546,803	Series 2010-1-1A4	6.00%	#^	02/26/2037	14,558,485
12,470,275	Series 2010-8-2A3	4.50%	^	11/26/2034	12,244,563

	LB-UBS Commercial Mortgage Trust,
54,376,003	Series 2005-C1-XCP	0.87%	# I/O	02/15/2040	334,086
177,695,140	Series 2005-C2-XCP	0.51%	# I/O	04/15/2040	478,195
58,366,115	Series 2005-C5-XCP	0.60%	# I/O	09/15/2040	370,502
203,093,794	Series 2006-C7-XCL	0.40%	#^ I/O	11/15/2038	3,172,914

	Lehman Mortgage Trust,
4,167,382	Series 2005-3-2A3	5.50%		01/25/2036	3,929,687
5,180,487	Series 2006-1-1A1	1.01%	#	02/25/2036	3,554,521
15,541,460	Series 2006-1-1A2	4.50%	# I/F I/O	02/25/2036	1,660,164
6,773,067	Series 2006-1-3A4	5.50%		02/25/2036	5,901,715
13,690,414	Series 2006-4-1A3	5.15%	# I/F I/O	08/25/2036	1,640,873
8,701,331	Series 2006-4-1A4	6.00%		08/25/2036	6,036,387
16,876,017	Series 2006-5-2A1	0.60%	#	09/25/2036	8,017,424
35,152,560	Series 2006-5-2A2	6.90%	# I/F I/O	09/25/2036	6,580,784
8,116,052	Series 2006-7-2A2	0.70%	#	11/25/2036	4,302,790
23,844,403	Series 2006-7-2A5	6.30%	# I/F I/O	11/25/2036	3,903,717
8,872,986	Series 2006-9-1A19	24.50%	# I/F	01/25/2037	12,028,920
9,368,550	Series 2006-9-1A5	0.85%	#	01/25/2037	5,593,277
28,246,864	Series 2006-9-1A6	4.90%	# I/F I/O	01/25/2037	4,101,238
10,365,645	Series 2006-9-2A1	0.63%	#	01/25/2037	5,096,223
24,588,614	Series 2006-9-2A2	6.37%	# I/F I/O	01/25/2037	4,176,774
7,815,812	Series 2007-2-1A1	5.75%		03/25/2037	5,864,966
6,885,908	Series 2007-4-2A11	0.58%	#	05/25/2037	2,960,941
24,442,818	Series 2007-4-2A8	6.42%	# I/F I/O	05/25/2037	4,223,536
2,982,926	Series 2007-4-2A9	0.58%	#	05/25/2037	1,342,317
36,875,348	Series 2007-5-11A1	6.09%	#	06/25/2037	24,715,222
1,905,261	Series 2007-5-7A3	7.50%		10/25/2036	1,896,650
1,970,957	Series 2007-6-1A8	6.00%		07/25/2037	1,619,181

	Lehman XS Trust,
4,363,245	Series 2005-10-2A3B	5.55%	#	01/25/2036	3,545,649
16,500,000	Series 2005-4-2A3A	5.00%	#	10/25/2035	11,433,411
799,114	Series 2006-19-A1	0.35%	#	12/25/2036	768,029
7,153,425	Series 2006-5-2A4A	5.89%		04/25/2036	6,029,683

	Marathon Financing B.V.,
1,396,908	Series 2006-1-A1	0.67%	#^	10/05/2026	1,372,462

	MASTR Adjustable Rate Mortgages Trust,
8,778,713	Series 2005-2-2A1	2.49%	#	03/25/2035	5,984,690

	MASTR Alternative Loans Trust,
4,537,855	Series 2005-2-3A1	6.00%		03/25/2035	4,562,427
3,748,589	Series 2005-5-2A3	5.50%		07/25/2025	3,621,102
14,890,148	Series 2007-1-2A7	6.00%		10/25/2036	13,170,433

	MASTR Asset Backed Securities Trust,
4,975,000	Series 2003-OPT1-M3	4.37%	#	12/25/2032	3,717,718

	MASTR Asset Securitization Trust,
1,574,161	Series 2003-1-30B2	5.75%		02/25/2033	1,573,629
1,770,057	Series 2007-1-1A1	5.50%		11/25/2037	1,672,698

	MASTR Seasoned Securitization Trust,
1,382,286	Series 2005-2-1A4	6.00%		10/25/2032	1,283,483
4,725,776	Series 2005-2-2A1	0.65%	#	10/25/2032	4,149,396

	Merrill Lynch Mortgage Trust,
428,125,242	Series 2004-BPC1-XP	0.93%	#^ I/O	10/12/2041	3,243,777
369,172,635	Series 2005-MCP1-ASB	0.83%	# I/O	06/12/2043	5,041,422

	Morgan Stanley Capital, Inc.,
1,485,000	Series 1999-LIFE1-G	7.07%	#^	04/15/2033	1,489,973
2,122,335	Series 2003-NC6-M2	3.17%	#	06/25/2033	1,894,726
192,365,029	Series 2004-HQ4-X2	0.51%	#^ I/O	04/14/2040	1,060,393
219,735,831	Series 2005-IQ9-X2	1.26%	#^ I/O	07/15/2056	1,879,840
931,748	Series 2005-RR6-A2	0.47%	#^	05/24/2043	924,760

12	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital, Inc., (Cont.)
$9,373,542	Series 2007-HQ12-A2	0.51%	#	04/12/2049	8,853,402
18,747,084	Series 2007-HQ12-A2FX	5.78%	#	06/12/2012	19,215,762

	Morgan Stanley Mortgage Loan Trust,
5,337,985	Series 2005-10-1A1	0.95%	#	12/25/2035	3,886,745
2,703,007	Series 2005-6AR-1A1	0.53%	#	11/25/2035	2,333,502
8,508,520	Series 2006-11-1A6	6.23%	#	08/25/2036	4,635,088
25,034,811	Series 2006-11-2A1	6.00%		08/25/2036	19,445,552
12,838,160	Series 2006-17XS-A3A	5.65%	#	10/25/2046	8,538,172
3,830,040	Series 2006-17XS-A6	5.58%	#	10/25/2046	2,339,007
1,947,545	Series 2006-2-2A3	5.75%		02/25/2036	1,724,871
7,491,810	Series 2006-7-4A7	6.00%		06/25/2036	5,732,261
5,860,598	Series 2007-1XS-2A3	5.92%	#	09/25/2046	3,417,508
4,460,103	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	3,017,849
3,990,809	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	3,454,790
13,347,125	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	8,785,151
7,806,809	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	5,169,083

	Morgan Stanley Re-Remic Trust,
7,916,879	Series 2010-R9-1A	4.00%	^	08/26/2036	8,117,623
9,474,955	Series 2010-R9-1B	7.67%	#^	08/26/2036	5,258,600

	Multi Security Asset Trust,
7,500,000	Series 2005-RR4-A3	5.00%	^	11/28/2035	7,275,000

	New York Mortgage Trust,
2,310,755	Series 2005-2-A	0.58%	#	08/25/2035	2,076,125

	Nomura Asset Acceptance Corporation,
3,191,114	Series 2005-AP1-2A5	4.86%	#	02/25/2035	2,904,311

	Nomura Asset Alternative Loan Trust,
23,146,703	Series 2006-AF1-IA2	6.16%	#	05/25/2036	13,218,781
4,703,824	Series 2006-AF1-IA3	6.41%		05/25/2036	2,633,024
25,553,497	Series 2006-AP1-A2	5.52%	#	01/25/2036	18,203,404
5,000,000	Series 2006-AP1-A3	5.65%		01/25/2036	3,445,295
2,650,476	Series 2006-WF1-A2	5.76%	#	06/25/2036	1,664,605

	Nomura Home Equity Loan Trust,
24,349,412	Series 2006-AF1-A2	5.80%	#	10/25/2036	11,949,291
4,574,651	Series 2007-1-1A1	6.06%	#	02/25/2037	2,422,690
18,735,525	Series 2007-1-1A3	5.99%	#	02/25/2037	10,253,466

	Option One Mortgage Loan Trust,
1,598,695	Series 2002-2-A	0.79%	#	06/25/2032	1,346,145
8,410,261	Series 2004-3-M3	0.90%	#	11/25/2034	6,910,274

	PHH Alternative Mortgage Trust,
2,677,440	Series 2007-2-3A1	6.00%		05/25/2037	2,296,618

	PNC Mortgage Acceptance Corporation,
425,824	Series 1999-CM1-B3	7.10%	^	12/10/2032	425,678

	Popular ABS Mortgage Pass-Through Trust,
1,594,020	Series 2005-5-AF6	5.33%	#	11/25/2035	1,353,788

	Prime Mortgage Trust,
8,092,445	Series 2006-1-2A5	6.00%		06/25/2036	7,652,378
6,324,223	Series 2006-DR1-2A1	5.50%	^	05/25/2035	5,715,981

	Prudential Commercial Mortgage Trust,
2,361,363	Series 2003-PWR1-A1	3.67%		02/11/2036	2,367,147

	Prudential Mortgage Capital Funding, LLC,
2,000,000	Series 2001-C1-F	7.40%	#^	05/10/2034	2,000,347

	Renaissance Home Equity Loan Trust,
1,994,294	Series 2006-1-AF6	5.75%	#	05/25/2036	1,492,175
11,300,000	Series 2006-4-AF4	5.47%	#	01/25/2037	6,404,343
22,252,000	Series 2006-4-AF5	5.69%	#	01/25/2037	12,973,139
18,490,000	Series 2007-2-AF2	5.68%	#	06/25/2037	10,015,266
10,000,000	Series 2007-2-AF5	6.20%	#	06/25/2037	5,935,100

	Residential Accredit Loans, Inc.,
1,437,869	Series 2005-QS12-A11	48.40%	# I/F	08/25/2035	2,315,346
7,038,177	Series 2005-QS13-1A6	5.50%		09/25/2035	6,031,253
11,486,541	Series 2005-QS13-A1	0.95%	#	09/25/2035	7,803,244
47,094,819	Series 2005-QS13-A2	4.80%	# I/F I/O	09/25/2035	6,355,097
21,921,597	Series 2005-QS14-2A1	6.00%		09/25/2035	17,040,469
11,111,626	Series 2005-QS15-IIA	6.00%		10/25/2035	6,879,247
12,691,503	Series 2005-QS16-A1	0.95%	#	11/25/2035	8,980,285
12,691,503	Series 2005-QS16-A2	4.55%	# I/F I/O	11/25/2035	1,315,487
5,654,468	Series 2005-QS17-A1	6.00%		12/25/2035	4,393,349
4,241,656	Series 2005-QS17-A10	6.00%		12/25/2035	3,117,506
12,609,349	Series 2005-QS17-A2	1.10%	#	12/25/2035	8,188,549

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$12,609,349	Series 2005-QS17-A4	4.90%	# I/F I/O	12/25/2035	1,497,032
10,145,872	Series 2005-QS17-A6	6.00%		12/25/2035	7,456,947
7,889,981	Series 2005-QS1-A5	5.50%		01/25/2035	6,791,289
5,228,124	Series 2005-QS9-A1	0.75%	#	06/25/2035	4,331,697
13,070,310	Series 2005-QS9-A4	4.75%	# I/F I/O	06/25/2035	1,490,891
4,788,247	Series 2006-QS10-A4	5.75%		08/25/2036	3,180,928
5,448,073	Series 2006-QS12-1A1	6.50%		09/25/2036	3,703,486
12,465,761	Series 2006-QS12-2A18	5.75%		09/25/2036	8,340,672
5,245,824	Series 2006-QS1-A6	40.90%	# I/F	01/25/2036	7,431,916
7,619,883	Series 2006-QS4-A8	1.36%	# I/F	04/25/2036	5,721,512
15,329,181	Series 2006-QS5-A3	6.00%		05/25/2036	11,165,101
29,533,818	Series 2006-QS8-A1	6.00%		08/25/2036	19,282,940
51,215,952	Series 2006-QS8-A5	5.30%	# I/F I/O	08/25/2036	6,391,141
5,290,550	Series 2007-QS1-1A4	6.00%		01/25/2037	3,585,792
2,293,965	Series 2007-QS2-A6	6.25%		01/25/2037	1,574,685
4,392,656	Series 2007-QS5-A5	0.55%	#	03/25/2037	2,212,783
14,589,015	Series 2007-QS5-A8	6.45%	# I/F I/O	03/25/2037	2,253,642
3,910,146	Series 2007-QS6-A13	52.90%	# I/F	04/25/2037	6,655,775
27,752,113	Series 2007-QS6-A6	6.25%		04/25/2037	18,841,562

	Residential Asset Securities Corporation,
3,688,414	Series 06-KS4-A3	0.40%	#	6/25/2036	3,374,978
1,194,955	Series 2002-KS1-AI6	6.08%		06/25/2032	1,041,972
4,539,611	Series 2003-KS11-MI1	5.13%		01/25/2034	3,708,483

	Residential Asset Securitization Trust,
7,886,095	Series 2004-RS5-AI6	5.55%	#	05/25/2034	6,497,133
2,790,842	Series 2004-RS8-AI4	5.06%		06/25/2032	2,752,949
2,490,932	Series 2004-RS9-AI4	4.77%	#	10/25/2032	2,219,249
3,185,923	Series 2004-RS9-II6	4.72%	#	07/25/2034	2,644,701
4,832,771	Series 2004-RZ2-AI4	5.35%	#	02/25/2033	3,849,416
11,392,768	Series 2005-A11-2A4	6.00%		10/25/2035	6,835,661
11,856,050	Series 2005-A12-A7	4.75%	# I/F I/O	11/25/2035	1,346,517
8,959,961	Series 2005-A12-A8	0.80%	#	11/25/2035	6,479,768
8,075,768	Series 2005-A7-A3	5.50%		06/25/2035	7,368,674
12,760,028	Series 2005-A8CB-A11	6.00%		07/25/2035	11,490,526
16,793,287	Series 2005-A8CB-A2	4.75%	# I/F I/O	07/25/2035	1,681,267
7,550,000	Series 2005-RS1-AI5	5.41%	#	12/25/2034	5,887,071
2,241,494	Series 2006-A1-1A3	6.00%		04/25/2036	1,758,380
2,499,984	Series 2006-A4-2A5	6.00%		05/25/2036	1,746,030
4,519,596	Series 2006-A8-1A1	6.00%		08/25/2036	3,364,773
13,772,520	Series 2006-R1-A1	27.40%	# I/F	01/25/2046	15,346,498
2,261,802	Series 2007-A3-1A2	44.50%	# I/F	04/25/2037	3,540,667
40,430,875	Series 2007-A5-1A4	5.85%	# I/F I/O	05/25/2037	6,118,704
10,390,237	Series 2007-A5-1A6	0.65%	#	05/25/2037	4,566,467

	Residential Funding Mortgage Securities Trust,
2,647,663	Series 2005-S9-A8	5.50%		12/25/2035	2,528,846
1,039,025	Series 2006-S5-A15	6.00%		06/25/2036	890,737
18,000,000	Series 2007-S1-A7	6.00%		01/25/2037	15,763,563
4,500,000	Series 2007-S4-A1	6.00%		04/25/2037	3,901,322
19,760,548	Series 2007-SA1-4A	5.89%		02/25/2037	15,833,139

	Salomon Brothers Mortgage Securities,
3,000,000	Series 2000-C3-F	7.60%	#	12/18/2033	2,970,601
4,860,000	Series 2001-C1-C	6.73%	#	12/18/2035	4,852,786
3,000,000	Series 2001-C1-E	6.31%	#	12/18/2035	2,991,676

	Sequoia Mortgage Trust,
685,952	Series 2003-4-2A1	0.60%	#	07/20/2033	660,577

	Soundview Home Loan,
7,732,845	Series 2007-1	0.34%	#	03/25/2037	7,531,199

	Structured Asset Securities Corporation,
21,217,196	Series 2002-BC7-M1	1.05%	#	10/25/2032	15,503,829
1,382,376	Series 2003-18XS-A6	4.04%		06/25/2033	1,392,911
10,035,860	Series 2005-14-1A1	0.55%	#	07/25/2035	9,181,487
3,608,083	Series 2005-14-1A4	23.40%	# I/F	07/25/2035	4,313,126

	Suntrust Alternative Loan Trust,
2,428,372	Series 2005-1F-2A3	5.75%		12/25/2035	2,040,071
5,187,847	Series 2006-1F-1A3	6.00%		04/25/2036	3,319,592

	Thornburg Mortgage Securities Trust,
3,128,766	Series 2003-6-A2	1.25%	#	12/25/2033	2,506,348

	TIAA Real Estate CDO,
10,000,000	Series 2002-1	1.56%	#^	05/22/2037	9,500,000

	Wachovia Bank Commercial Mortgage Trust,
6,425,084	Series 2006-C23-APB	5.45%		01/15/2045	6,511,382

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2011	13

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Washington Mutual Mortgage Pass Through Certificates,
$3,837,331	Series 2002-MS9-CB1	5.79%	#	12/25/2032	3,677,253
14,281,856	Series 2005-1-2A	6.00%		03/25/2035	12,017,103
2,518,702	Series 2005-5-CB12	47.90%	# I/F	07/25/2035	4,122,709
8,156,175	Series 2005-5-CB6	0.85%	#	07/25/2035	5,508,081
9,351,556	Series 2005-9-CX	5.50%	I/O	11/25/2035	1,319,095
7,826,246	Series 2006-1-3A2	5.75%		02/25/2036	6,720,558
6,724,864	Series 2006-1-3A7	5.75%		02/25/2036	5,090,864
7,107,237	Series 2006-5-1A8	5.75%		07/25/2036	5,443,678
10,404,012	Series 2006-5-3A5	6.45%	#	07/25/2036	6,202,315
7,791,733	Series 2006-9-A7	5.93%	#	10/25/2036	5,346,154
3,136,450	Series 2007-4-1A4	6.00%		06/25/2037	442,302
1,317,309	Series 2007-5-A11	38.00%	# I/F	06/25/2037	2,018,686

	Wells Fargo Alternative Loan Trust,
24,396,028	Series 2007-PA1-A5	6.00%		03/25/2037	18,416,647
2,877,557	Series 2007-PA3-1A4	5.75%		07/25/2037	2,456,195

	Wells Fargo Mortgage Backed Securities Trust,
2,265,393	Series 2005-4-A7	22.90%	# I/F	04/25/2035	2,574,743
8,390,367	Series 2005-AR16-6A4	2.86%	#	10/25/2035	4,019,112
385,274	Series 2006-2-1A4	18.70%	# I/F	03/25/2036	457,357
7,295,591	Series 2006-2-3A1	5.75%		03/25/2036	7,208,934
5,148,012	Series 2006-3-A6	5.50%		03/25/2036	4,653,340
1,190,795	Series 2006-4-2A2	5.50%		04/25/2036	1,132,619
7,891,134	Series 2006-9-2A1	0.00%	P/O	08/25/2036	6,159,539
7,891,134	Series 2006-9-2A2	6.00%	I/O	08/25/2036	1,289,269
13,144,588	Series 2007-11-A96	6.00%		08/25/2037	12,743,704
6,041,553	Series 2007-2-3A2	5.25%		03/25/2037	5,876,933
10,054,494	Series 2007-5-1A6	23.50%	# I/F	05/25/2037	12,970,297
2,422,000	Series 2007-7-A32	5.75%		06/25/2037	2,263,997
5,679,547	Series 2007-8-1A14	38.30%	# I/F	07/25/2037	8,327,891

	Total Collateralized Mortgage Obligations (Cost $2,898,205,448)				2,929,497,649

US GOVERNMENT AGENCY OBLIGATIONS 42.9%

	Federal Home Loan Mortgage Corporation,
63,685,894	Pool C03490	4.50%		08/01/2040	64,812,103
1,449,345	Pool U60299	4.00%		11/01/2040	1,426,060
14,218,028	Series 2519-ZD	5.50%		11/15/2032	15,382,314
4,453,201	Series 2596-ZL	5.00%		04/15/2033	4,687,527
2,407,019	Series 2684-ZN	4.00%		10/15/2033	2,431,720
12,388,317	Series 2750-ZT	5.00%		02/15/2034	13,096,361
2,883,417	Series 2825-PZ	5.50%		07/15/2034	3,065,577
52,176,448	Series 2932-Z	5.00%		02/15/2035	54,324,375
10,183,691	Series 2990-JL	6.40%	# I/F I/O	03/15/2035	1,312,124
28,717,175	Series 3002-SN	6.25%	# I/F I/O	07/15/2035	4,144,293
1,024,733	Series 3014-SJ	10.90%	# I/F	08/15/2035	1,019,324
20,120,936	Series 3030-SL	5.85%	# I/F I/O	09/15/2035	2,655,098
5,663,931	Series 3045-DI	6.48%	# I/F I/O	10/15/2035	858,377
22,469,479	Series 3116-Z	5.50%		02/15/2036	24,360,007
5,840,129	Series 3117-ZN	4.50%		02/15/2036	5,836,506
6,958,297	Series 3174-PZ	5.00%		01/15/2036	7,088,853
3,786,571	Series 3187-JZ	5.00%		07/15/2036	3,970,655
5,211,559	Series 3188-ZK	5.00%		07/15/2036	5,421,438
23,131,309	Series 3203-SE	6.25%	# I/F I/O	08/15/2036	3,117,291
28,281,443	Series 3203-ZC	5.00%		07/15/2036	29,414,771
26,531,622	Series 3261-SA	6.18%	# I/F I/O	01/15/2037	3,941,413
53,182,239	Series 3275-SC	5.83%	# I/F I/O	02/15/2037	6,039,508
12,578,789	Series 3315-HZ	6.00%		05/15/2037	13,638,996
2,993,905	Series 3351-ZC	5.50%		07/15/2037	3,178,561
38,053,836	Series 3355-BI	5.80%	# I/F I/O	08/15/2037	4,635,288
3,061,380	Series 3369-Z	6.00%		09/15/2037	3,321,318
61,646,688	Series 3417-SI	5.93%	# I/F I/O	02/15/2038	7,497,735
19,219,720	Series 3423-GS	5.40%	# I/F I/O	03/15/2038	1,731,827
16,294,980	Series 3423-SG	5.40%	# I/F I/O	03/15/2038	1,468,293
14,946,729	Series 3451-S	5.78%	# I/F I/O	02/15/2037	1,863,014
26,472,054	Series 3455-SC	5.81%	# I/F I/O	06/15/2038	2,646,607
19,364,130	Series 3473-SM	5.82%	# I/F I/O	07/15/2038	2,050,518
52,783,587	Series 3484-SE	5.60%	# I/F I/O	08/15/2038	5,928,209
2,719,058	Series 3530-BF	4.50%		05/15/2039	2,452,154
33,518,635	Series 3545-SA	5.40%	# I/F I/O	06/15/2039	4,464,622
13,943,684	Series 3549-SA	5.55%	# I/F I/O	07/15/2039	1,598,861
23,112,520	Series 3582-SA	5.75%	# I/F I/O	10/15/2049	2,771,482
11,140,980	Series 3583-GB	4.50%		10/15/2039	10,914,281
84,199,102	Series 3606-CS	6.10%	# I/F I/O	12/15/2039	10,838,748
24,031,030	Series 3616-SG	6.10%	# I/F I/O	03/15/2032	3,752,775
34,332,891	Series 3631-SE	6.15%	# I/F I/O	05/15/2039	3,764,258

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$41,784,334	Series 3641-SB	6.25%	# I/F I/O	10/15/2034	4,015,725
23,240,973	Series 3641-Z	5.50%		02/15/2036	25,032,220
18,117,811	Series 3654-ZB	5.50%		11/15/2037	19,371,953
36,295,782	Series 3666-VZ	5.50%		08/15/2036	38,542,911
46,238,888	Series 3667-SB	6.20%	# I/F I/O	05/15/2040	6,266,303
16,691,889	Series 3704-EI	5.00%	I/O	12/15/2036	2,914,212
14,493,511	Series 3712-SG	23.70%	# I/F	08/15/2040	16,980,666
16,646,987	Series 3741-SC	9.49%	# I/F	10/15/2040	14,345,536
46,694,821	Series 3748-CS	9.48%	# I/F	10/15/2040	39,727,954
51,700,000	Series 3752-BS	9.48%	# I/F	11/15/2040	43,769,220
11,808,983	Series 3764-S	9.39%	# I/F	11/15/2040	10,277,961
18,761,630	Series 3779-BY	3.50%		12/15/2030	16,628,183
27,801,736	Series 3779-DZ	4.50%		12/15/2040	24,136,775
24,250,000	Series 3779-LB	4.00%		12/15/2030	23,486,222
14,869,541	Series 3779-SH	9.29%	# I/F	12/15/2040	12,685,021
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,049,341
16,903,864	Series 3780-BS	9.39%	# I/F	12/15/2040	13,824,308
15,000,000	Series 3783-AC	4.00%		01/15/2031	14,448,128
27,325,819	Series 3786-SG	8.99%	# I/F	01/15/2041	23,103,947
11,731,674	Series 3788-AY	3.50%		01/15/2031	10,278,303
8,447,713	Series 3796-CS	9.39%	# I/F	01/15/2041	6,808,802
11,950,497	Series 3798-SD	9.09%	# I/F	12/15/2040	9,824,784
18,000,000	Series 3808-DB	3.50%		02/15/2031	16,149,287
15,277,557	Series 3812-EY	3.50%		02/15/2031	13,714,843
35,500,000	Series 3824-EY	3.50%		03/15/2031	31,095,799
98,806,160	Series R003-ZA	5.50%		10/15/2035	105,660,836
50,000,000	Debt Facility	0.19%	#	05/05/2011	50,006,850

	Federal National Mortgage Association,
26,667,282	Series 2006-101-SA	6.33%	# I/F I/O	10/25/2036	3,985,308
10,268,896	Series 2006-123-LI	6.07%	# I/F I/O	01/25/2037	1,526,358
3,174,043	Series 2002-70-QZ	5.50%		11/25/2032	3,442,453
11,259,775	Series 2002-75-ZG	5.50%		11/25/2032	12,194,020
15,820,971	Series 2003-117-KS	6.85%	# I/F I/O	08/25/2033	2,085,302
29,772,086	Series 2003-129-ZT	5.50%		01/25/2034	31,716,591
13,974,239	Series 2003-29-ZL	5.00%		04/25/2033	14,552,329
11,475,097	Series 2003-64-ZG	5.50%		07/25/2033	12,620,356
19,500,000	Series 2003-W17-1A7	5.75%		08/25/2043	22,548,513
18,394,686	Series 2004-51-XP	7.45%	# I/F I/O	07/25/2034	3,325,597
5,000,000	Series 2004-W10-AG	5.75%		08/25/2034	5,425,012
7,000,000	Series 2004-W4-A5	5.50%		06/25/2034	7,730,817
2,900,000	Series 2005-107-EG	4.50%		01/25/2026	3,051,320
1,956,617	Series 2005-37-ZK	4.50%		05/25/2035	1,930,973
52,270,178	Series 2005-87-SE	5.80%	# I/F I/O	10/25/2035	6,760,045
42,508,880	Series 2005-87-SG	6.45%	# I/F I/O	10/25/2035	6,538,333
53,144,839	Series 2006-56-SM	6.50%	# I/F I/O	07/25/2036	7,548,975
15,331,312	Series 2006-93-SN	6.35%	# I/F I/O	10/25/2036	1,986,309
12,673,533	Series 2007-116-BI	6.00%	# I/F I/O	05/25/2037	1,683,344
19,289,260	Series 2007-30-OI	6.19%	# I/F I/O	04/25/2037	2,947,264
11,076,298	Series 2007-30-SI	5.86%	# I/F I/O	04/25/2037	1,316,144
28,307,932	Series 2007-32-SG	5.85%	# I/F I/O	04/25/2037	3,722,881
21,237,136	Series 2007-75-ID	5.62%	# I/F I/O	08/25/2037	2,750,392
11,577,493	Series 2007-7-GZ	6.00%		07/25/2047	12,499,168
17,143,092	Series 2007-93-SB	3.90%	# I/F I/O	01/25/2036	846,997
16,707,899	Series 2007-9-SD	6.40%	# I/F I/O	03/25/2037	2,436,498
16,477,169	Series 2008-29-ZA	4.50%		04/25/2038	16,426,137
26,038,314	Series 2008-48-SD	5.75%	# I/F I/O	06/25/2037	3,289,670
35,328,326	Series 2008-53-LI	5.90%	# I/F I/O	07/25/2038	3,709,474
28,478,783	Series 2008-57-SE	5.75%	# I/F I/O	02/25/2037	3,592,194
24,306,136	Series 2008-61-SC	5.75%	# I/F I/O	07/25/2038	3,057,445
27,177,199	Series 2008-62-SC	5.75%	# I/F I/O	07/25/2038	3,285,490
32,035,730	Series 2008-65-SA	5.75%	# I/F I/O	08/25/2038	4,018,773
30,019,970	Series 2009-106-EZ	4.50%		01/25/2040	28,715,993
46,030,730	Series 2009-111-SE	6.00%	# I/F I/O	01/25/2040	5,602,257
2,893,417	Series 2009-16-MZ	5.00%		03/25/2029	3,000,206
37,319,822	Series 2009-42-SX	5.75%	# I/F I/O	06/25/2039	4,730,817
16,748,678	Series 2009-48-WS	5.70%	# I/F I/O	07/25/2039	1,957,974
50,303,272	Series 2009-49-S	6.50%	# I/F I/O	07/25/2039	6,813,156
7,247,889	Series 2009-51-BZ	4.50%		07/25/2039	7,157,888
4,324,296	Series 2009-54-EZ	5.00%		07/25/2039	4,394,644
38,211,264	Series 2009-70-SA	5.55%	# I/F I/O	09/25/2039	4,455,537
36,221,046	Series 2009-85-ES	6.98%	# I/F I/O	01/25/2036	10,115,111
5,950,063	Series 2009-94-BC	5.00%		11/25/2039	6,144,878
53,911,424	Series 2010-101-SA	4.23%	# I/F I/O	09/25/2040	5,402,210
50,300,811	Series 2010-101-ZH	4.50%		07/25/2040	46,999,821
40,073,725	Series 2010-117-SA	4.25%	# I/F I/O	10/25/2040	3,625,598
144,089,760	Series 2010-121-SD	4.25%	# I/F I/O	10/25/2040	12,982,963
18,687,591	Series 2010-126-SU	52.10%	# I/F	11/25/2040	26,764,707
35,665,874	Series 2010-126-SX	14.20%	# I/F	11/25/2040	35,776,428
2,849,464	Series 2010-137-VS	14.20%	# I/F	12/25/2040	2,840,073

14	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$6,470,000	Series 2010-142-AV	4.00%		11/25/2029	6,163,424
27,270,901	Series 2010-150-ZA	4.00%		01/25/2041	22,991,336
4,674,000	Series 2010-153-VB	4.00%		05/25/2027	4,498,103
12,311,058	Series 2010-155-SA	9.48%	# I/F	01/25/2041	10,398,423
85,045,392	Series 2010-16-SA	5.20%	# I/F I/O	03/25/2040	10,343,663
2,894,932	Series 2010-21-DZ	5.00%		03/25/2040	2,922,353
47,915,389	Series 2010-21-KS	4.70%	# I/F I/O	03/25/2040	3,959,114
13,680,412	Series 2010-2-GS	6.20%	# I/F I/O	12/25/2049	1,739,362
32,185,300	Series 2010-2-MS	6.00%	# I/F I/O	02/25/2050	3,727,701
74,321,850	Series 2010-31-SA	4.75%	# I/F I/O	04/25/2040	6,428,632
20,347,929	Series 2010-31-VZ	4.00%		04/25/2040	18,312,241
73,743,355	Series 2010-34-PS	4.68%	# I/F I/O	04/25/2040	7,352,825
17,064,965	Series 2010-35-ES	6.20%	# I/F I/O	04/25/2040	2,235,783
29,350,865	Series 2010-35-SV	6.20%	# I/F I/O	04/25/2040	3,714,334
845,645	Series 2010-39-LS	19.00%	# I/F	05/25/2040	884,315
35,427,243	Series 2010-46-MS	4.70%	# I/F I/O	05/25/2040	3,039,590
38,721,600	Series 2010-59-MS	5.52%	# I/F I/O	06/25/2040	4,603,011
80,586,418	Series 2010-59-PS	6.20%	# I/F I/O	03/25/2039	13,082,045
60,171,673	Series 2010-59-SC	4.75%	# I/F I/O	01/25/2040	5,592,006
8,162,436	Series 2010-60-VZ	5.00%		10/25/2039	8,478,970
11,348,751	Series 2010-64-EZ	5.00%		06/25/2040	11,571,999
41,215,869	Series 2010-84-ZD	4.50%		08/25/2040	40,383,630
29,230,294	Series 2010-84-ZG	4.50%		08/25/2040	27,087,755
18,336,613	Series 2010-90-SA	5.60%	# I/F I/O	08/25/2040	2,200,472
39,021,221	Series 2010-99-SG	23.70%	# I/F	09/25/2040	44,631,879
29,688,289	Series 2011-14-US	7.74%	# I/F	03/25/2041	22,728,179
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	26,046,388
38,800,000	Series 2011-17-NY	3.50%		03/25/2031	33,906,823
27,500,000	Series 2011-18-S	8.98%	# I/F	03/25/2041	23,448,684
12,000,000	Series 2011-23-KS	8.80%	# I/F	02/25/2041	9,222,125
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	49,686,454
9,999,404	Series 2011-2-SC	9.08%	# I/F	02/25/2041	7,675,144
10,000,000	Series 2011-2-VD	4.00%		07/25/2027	9,628,882
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	20,761,022
7,167,667	Series 2011-8-HS	9.10%	# I/F	02/25/2041	7,016,712
74,307,390	Series 400-S4-BZ	5.20%	# I/F I/O	11/25/2039	9,147,112

	Federal National Mortgage Association Pass-Through,
11,314,769	Pool 745571	4.00%		01/01/2019	11,848,684
3,886,443	Pool 888695	5.00%		08/01/2037	4,078,586
11,810,521	Pool 888968	5.00%		08/01/2035	12,438,715
5,065,366	Pool 931104	5.00%		05/01/2039	5,317,829
3,831,437	Pool 975116	5.00%		05/01/2038	4,014,874
3,665,191	Pool AC1032	5.00%		06/01/2040	3,813,752
4,418,875	Pool AD2177	4.50%		06/01/2030	4,572,277
8,636,091	Pool AD6438	5.00%		06/01/2040	9,052,259
3,778,549	Pool AD7018	5.00%		04/01/2040	3,931,706
4,589,876	Pool AD7859	5.00%		06/01/2040	4,811,059
23,239,540	Pool AH1140	4.50%		12/01/2040	23,574,248
48,355,307	Pool AH4437	4.00%		01/01/2041	47,421,534
65,305,487	Pool AH9323	4.00%		04/01/2026	67,274,856
2,134,202	Pool MA0315	4.50%		01/01/2025	2,222,511
17,738,514	Pool MA0406	4.50%		05/01/2030	18,354,307
2,738,818	Pool MA0445	5.00%		06/01/2040	2,849,831
6,854,896	Pool MA0459	4.00%		07/01/2020	7,156,940
9,169,464	Pool MA0468	5.00%		07/01/2040	9,541,131
21,712,595	Pool MA0502	4.00%		08/01/2020	22,669,306
9,418,449	Pool MA0517	4.00%		09/01/2020	9,838,159
23,208,447	Pool MA0534	4.00%		10/01/2030	23,315,104
49,449,677	Pool MA0536	4.00%		10/01/2020	51,628,553
55,953,356	Pool MA0580	4.00%		11/01/2020	58,418,801
3,941,961	Pool MA0587	4.00%		12/01/2030	3,960,077
50,021,639	Pool MA0616	4.00%		01/01/2031	50,251,518

	Government National Mortgage Association,
14,700,000	Series 2003-67-SP	6.85%	# I/F I/O	08/20/2033	4,598,351
13,609,561	Series 2003-86-ZK	5.00%		10/20/2033	14,188,837
5,392,045	Series 2004-49-Z	6.00%		06/20/2034	6,065,991

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$6,500,000	Series 2004-80-PH	5.00%		07/20/2034	6,943,249
34,016,097	Series 2004-83-CS	5.83%	# I/F I/O	10/20/2034	4,576,485
2,698,035	Series 2005-21-Z	5.00%		03/20/2035	2,780,250
17,659,032	Series 2005-39-ZB	5.00%		07/20/2034	18,207,163
1,933,885	Series 2006-24-CX	38.11%	#	05/20/2036	3,201,977
67,159,733	Series 2007-26-SJ	4.44%	# I/F I/O	04/20/2037	5,800,553
42,355,289	Series 2008-42-AI	7.44%	# I/F I/O	05/16/2038	7,173,533
26,426,114	Series 2008-51-SC	6.00%	# I/F I/O	06/20/2038	2,793,684
10,322,358	Series 2008-82-SM	5.80%	# I/F I/O	09/20/2038	1,080,166
12,265,859	Series 2008-83-SD	6.31%	# I/F I/O	11/16/2036	1,603,911
23,187,620	Series 2009-10-NS	6.40%	# I/F I/O	02/16/2039	3,397,909
1,772,076	Series 2009-31-ZM	4.50%		08/20/2038	1,694,666
4,308,148	Series 2009-41-ZQ	4.50%		06/16/2039	4,230,652
13,640,548	Series 2009-48-Z	5.00%		06/16/2039	14,079,889
27,145,949	Series 2009-69-TS	5.95%	# I/F I/O	04/16/2039	3,359,336
38,391,583	Series 2009-87-IG	6.49%	# I/F I/O	03/20/2037	4,770,577
23,472,879	Series 2010-166-SJ	9.28%	# I/F	12/20/2040	19,250,153
9,221,700	Series 2010-25-ZB	4.50%		02/16/2040	8,697,075
37,388,160	Series 2010-42-ES	5.43%	# I/F I/O	04/20/2040	5,432,526
6,939,588	Series 2010-62-ZG	5.50%		05/16/2040	7,191,262
15,000,000	Series 2011-12-PO	0.00%	P/O	12/20/2040	8,850,251
14,285,021	Series 2011-14-SM	9.19%	# I/F	08/16/2040	11,174,640

	Total US Government Agency Obligations (Cost $2,475,239,061)				2,494,210,269

SHORT TERM INVESTMENTS 7.9%
25,000,000	Federal Home Loan Discount Note	0.00%		05/11/2011	24,997,222
45,000,000	Federal Home Loan Discount Note	0.00%		05/18/2011	44,993,831
150,000,000	Federal Home Loan Discount Note	0.00%		05/20/2011	149,978,053
25,000,000	Federal Home Loan Discount Note	0.00%		05/09/2011	24,997,889
50,000,000	Federal Home Loan Discount Note	0.00%		04/07/2011	49,999,083
20,000,000	Federal Home Loan Discount Note	0.00%		04/15/2011	19,999,339
30,000,000	Federal Home Loan Discount Note	0.00%		04/27/2011	29,998,700
25,000,000	Freddie Mac Discount Note	0.00%		05/24/2011	24,996,319
25,000,000	Freddie Mac Discount Note	0.00%		04/11/2011	24,999,375
10,000,000	Freddie Mac Discount Note	0.00%		04/01/2011	10,000,000

51,423,450	Fidelity Institutional Government Portfolio	0.01%	[1]		51,423,450

	Total Short Term Investments (Cost $456,383,261)				456,383,261

	Total Investments 101.2% (Cost $5,829,827,770)				5,880,091,179
	Liabilities in Excess of Other Assets (1.2)%				(70,081,972)

	NET ASSETS 100.0%				$5,810,009,207

PORTFOLIO HOLDINGS as % of Net Assets
Collateralized Mortgage Obligations	50.4%
US Government Agency Obligations	42.9%
Short Term Investments	7.9%
Other Assets and Liabilities	(1.2)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2011.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established the Fund’s Board of Trustees. At March 31, 2011, the value of these securities amounted to $557,793,113 or 9.6% of net assets.
1	Seven-day yield as of March 31, 2011
I/O	Interest only security
P/O	Principal only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2011	15

Schedule of Investments DoubleLine Core Fixed Income Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED MORTGAGE OBLIGATIONS 26.6%

	Adjustable Rate Mortgage Trust,
$175,968	Series 2007-3	3.73%	#^	11/25/2037	98,998

	Bear Stearns Asset Backed Securities Trust,
379,144	Series 2007-SD1-IA3A	6.50%		10/25/2036	257,124

	Bear Stearns Commercial Mortgage Securities, Inc.,
440,000	Series 2005-PWR10-AM	5.45%	#	12/15/2015	453,722

	CD Mortgage Trust,
400,000	Series 2006-CD3-AM	5.65%		10/15/2048	402,731

	Citi Mortgage Alternative Loan Trust,
512,702	Series 2006-A2-A2	6.00%		05/25/2036	432,654
227,000	Series 2006-A5-A3	6.00%		10/25/2036	197,451
466,514	Series 2007-A1-1A7	6.00%		01/25/2037	352,073

	Citicorp Mortgage Securities, Inc.,
447,712	Series 2005-1-1A4	5.50%		02/25/2035	450,955

	Citigroup Mortgage Loan Trust Inc.,
1,147,745	Series 2006-WF2-A2C	5.85%	#	05/25/2036	795,205

	Commercial Mortgage Pass-Through Certificates,
250,000	Series 2001-J1A-G	6.83%	#^	02/16/2034	250,819
315,000	Series 2006-C7-AM	5.98%	#	06/10/2046	327,841

	Commercial Mortgage Trust,
150,000	Series 1999-C1	7.23%	#	01/17/2032	164,490

	Countrywide Alternative Loan Trust,
454,304	Series 2005-28CB-3A6	6.00%		08/25/2035	325,730
802,876	Series 2005-J10-1A13	0.95%	#	10/25/2035	605,210
1,113,122	Series 2006-26CB	6.50%		09/25/2036	819,564
352,900	Series 2007-17CB-1A10	28.80%	# I/F	08/25/2037	455,741
1,216,215	Series 2007-4CB-2A1	7.00%		03/25/2037	575,546

	Countrywide Asset-Backed Certificates,
270,615	Series 2005-13-AF3	5.43%		02/25/2033	219,950

	Countrywide Home Loans Mortgage Pass Through Trust,
951,318	Series 2002-32-2A6	5.00%		01/25/2018	975,255
1,676,819	Series 2005-28-A7	5.25%		01/25/2019	1,446,217
1,245,000	Series 2007-15-1A16	6.25%		09/25/2037	1,127,008

	Credit Suisse First Boston Commercial Mortgage Pass-Through Certificates,
380,000	Series 2006-C3	6.02%	#	06/15/2038	398,411

	Credit Suisse First Boston Mortgage Securities Corporation,
302,460	Series 2005-10-5A5	5.50%		11/25/2035	258,752

	Credit Suisse Mortgage Capital Certificates,
518,716	Series 2007-1-3A1	6.00%		02/25/2022	415,098

	Deutsche Mortgage Securities, Inc.,
399,232	Series 2006-PR1-4A12	14.12%	#^ I/F	04/15/2036	441,151
2,412,738	Series 2006-PR1-5A14	11.80%	#^ I/F	04/15/2036	2,514,526

	Federal Home Loan Mortgage Corporation,
617,769	Series 2692-SC	12.80%	#	07/15/2033	649,869
5,693,386	Series 3562-WS	4.70%	# I/O	08/15/2039	479,656
1,089,293	Series 3745-ST	9.49%	#	10/15/2040	956,298
1,059,311	Series 3780-YS	9.39%	#	12/15/2040	876,055
694,315	Series 3805-KS	8.99%	#	02/15/2041	542,871

	Federal National Mortgage Association,
1,530,251	Series 2010-112-ZA	4.00%		10/25/2040	1,360,659
3,091,106	Series 2010-90-GS	5.75%	# I/O	08/25/2040	411,507

	First Horizon Alternative Mortgage Securities,
1,213,762	Series 2006-FA2-1A5	6.00%		05/25/2036	984,072
324,676	Series 2006-RE1-A1	5.50%		05/25/2035	288,740

	First Union Commercial Mortgage Securities, Inc.,
235,000	Series 2000-C2-G	8.65%	#	10/15/2032	234,589

	GE Capital Commercial Mortgage Corporation,
312,362,970	Series 2005-C3-XP	0.25%	# I/O	07/10/2045	634,659

	Greenwich Capital Commercial Funding Corporation,
100,000	Series 2004-FL2-P	0.66%	#^	11/05/2019	96,244
230,000	Series 2007-GG9-A4	5.44%		03/10/2039	243,772
300,000	Series 2004-FL2-F	0.57%	#^	11/05/2019	294,769

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation II,
$250,000	Series 2001-GS3-D	6.74%	#^	08/05/2018	253,839

	GS Mortgage Securities Trust,
235,000	Series 2007-GG10-A4	6.00%	#	08/10/2045	249,867

	GSAA Home Equity Trust,
288,385	Series 2006-4-4A1	0.35%	#	03/25/2036	263,186
3,060,825	Series 2007-10-A2A	6.50%		11/25/2037	2,208,107

	GSR Mortgage Loan Trust,
58,824	Series 2005-6F-3A16	5.50%		07/25/2035	58,843
897,867	Series 2006-2F-5A1	4.50%		01/25/2021	839,560

	HSI Asset Loan Obligation,
870,962	Series 2006-2-2A1	5.50%		12/25/2021	812,930

	JP Morgan Alternative Loan Trust,
500,000	Series 2006-S2-A4	6.19%	#	05/25/2036	251,753

	JP Morgan Chase,
100,000	Series 2007-CIBC19-A4	5.93%	#	02/12/2049	107,240

	JP Morgan Chase Commercial Mortgage Securities Trust,
200,000	Series 2001-CBC1-E	7.07%	#	03/15/2033	199,773
12,050,000	Series 2009-IWST	0.29%	#^ I/O	12/07/2027	282,815

	JP Morgan Commercial Mortgage Certificates,
911,971	Series 2006-CIBC16-X2	0.71%	# I/O	05/12/2045	10,872
10,242,193	Series 2006-LDP8	0.75%	# I/O	05/15/2045	231,295

	Lehman Mortgage Trust,
134,185	Series 2006-9-1A19	29.50%	# I/F	01/25/2037	181,912
491,684	Series 2007-2-1A1	5.75%		03/25/2037	368,959

	MASTR Alternative Loans Trust,
301,110	Series 2005-2-3A1	6.00%		03/25/2035	302,741
130,068	Series 2007-1-2A7	6.00%		10/25/2036	115,046

	MASTR Asset Securitization Trust,
950,487	Series 2003-2-30B2	5.75%		04/25/2033	950,853

	Morgan Stanley Capital, Inc.,
11,729,039	Series 2004-HQ4-X2	0.51%	#^ I/O	04/14/2040	64,655
34,841,785	Series 2005-IQ9-X2	1.21%	#^ I/O	07/15/2056	298,071

	Nomura Asset Alternative Loan Trust,
378,055	Series 2006-AP1-A2	5.52%	#	01/25/2036	269,313

	Nomura Home Equity Loan Trust,
822,576	Series 2006-AF1-A2	5.80%	#	10/25/2036	403,673
1,524,884	Series 2007-1-1A1	6.06%	#	02/25/2037	807,563

	N-Star Real Estate CDO II Ltd.,
1,277,054	Series 2004-2-A1	0.60%	#^	06/28/2039	1,213,201

	Option One Mortgage Loan Trust,
500,000	Series 2004-3-M3	0.90%	#	11/25/2034	410,824

	Residential Accredit Loans, Inc.,
1,233,208	Series 2005-QS14-3A3	6.00%		09/25/2035	1,082,544
453,016	Series 2005-QS1-A5	5.50%		01/25/2035	389,933
1,265,616	Series 2006-QS10-A4	5.75%		08/25/2036	840,774
1,269,814	Series 2006-QS6-2A1	6.00%		06/25/2021	1,169,266

	Residential Asset Securitization Trust,
918,907	Series 2005-A10-A3	5.50%		09/25/2035	793,098
569,638	Series 2005-A11-2A4	6.00%		10/25/2035	341,783
249,766	Series 2005-A7-A3	5.50%		06/25/2035	227,897
550,000	Series 2005-RS1-AI5	5.41%	#	12/25/2034	428,859
338,669	Series 2006-R1-A1	27.40%	# I/F	01/25/2046	377,373

	RFMSI Series Trust,
590,668	Series 2006-S10	6.00%		10/25/2036	554,857

	Structured Asset Securities Corporation,
3,288,017	Series 2005-RF1-A	0.60%	#^	03/25/2035	2,839,792
3,288,017	Series 2005-RF1-AIO	5.50%	#^ I/O	03/25/2035	433,717

	Wachovia Bank Commercial Mortgage Trust,
128,647,472	Series 2006-C27-XC	0.16%	#^ I/O	07/15/2045	1,025,668
21,135,984	Series 2006-C29-IO	0.53%	# I/O	11/15/2048	357,188

	Washington Mutual Mortgage Pass Through Certificates,
283,556	Series 2005-1-2A	6.00%		03/25/2035	238,591
423,954	Series 2007-5-A11	38.0%	# I/F	06/25/2037	649,680

16	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust,
$413,076	Series 2005-AR14-A6	5.37%	#	08/25/2035	282,440
466,131	Series 2005-AR16-6A4	2.89%	#	10/25/2035	223,284
2,354,044	Series 2006-2-3A1	5.75%		03/25/2036	2,326,083
839,016	Series 2007-11-A96	6.00%		08/25/2037	813,428
742,756	Series 2007-7-A1	6.00%		06/25/2037	729,063

	Total Collateralized Mortgage Obligations (Cost $49,312,716)				50,098,191

DOMESTIC CORPORATE BONDS 15.1%
260,000	3M Company, Series D	5.70%		03/15/2037	284,098
100,000	Alere, Inc.	8.63%		10/01/2018	106,375
425,000	Altria Group, Inc.	9.25%		08/06/2019	555,512
650,000	American Express Credit Corporation	2.75%		09/15/2015	638,917
200,000	American Tower Corporation	4.50%		01/15/2018	196,701
500,000	Anheuser Busch InBev Worldwide	4.13%		01/15/2015	528,590
100,000	Aramark Corporation	8.50%		02/01/2015	104,750
350,000	Arrow Electronics, Inc.	3.38%		11/01/2015	345,032
250,000	AT&T, Inc.	5.35%	^	09/01/2040	224,718
400,000	Bank of America Funding Corporation	3.70%		09/01/2015	401,046
150,000	Bank of America Funding Corporation	3.63%		03/17/2016	148,054
200,000	BE Aerospace, Inc.	6.88%		10/01/2020	208,000
500,000	Berkshire Hathaway, Inc.	3.20%		02/11/2015	515,146
250,000	Biogen Idec, Inc.	6.88%		03/01/2018	283,604
100,000	Blue Merger Sub, Inc.	7.63%	^	02/15/2019	101,875
225,000	Boeing Company	6.88%		03/15/2039	274,647
450,000	Boston Properties Ltd. Partnership	4.13%		05/15/2021	428,868
100,000	Calpine Corporation	7.88%	^	07/31/2020	106,750
500,000	Celgene Corporation	3.95%		10/15/2020	472,745
600,000	Citigroup, Inc.	6.00%		12/13/2013	652,802
425,000	Coca Cola Company	3.15%		11/15/2020	396,236
300,000	Comcast Corporation	5.85%		11/15/2015	334,419
100,000	Community Health Systems, Inc.	8.88%		07/15/2015	105,750
200,000	ConocoPhillips Company	6.50%		02/01/2039	228,463
100,000	Constellation Brands, Inc.	7.25%		05/15/2017	109,000
100,000	Copano Energy LLC	7.13%		04/01/2021	101,500
200,000	Credit Suisse USA, Inc.	4.88%		01/15/2015	215,056
200,000	Credit Suisse USA, Inc.	5.38%		03/02/2016	218,939
100,000	Cricket Communications, Inc.	7.75%		10/15/2020	101,000
200,000	Crown Castle International Corporation	9.00%		01/15/2015	221,500
600,000	Daimler Finance North America LLC	6.50%		11/15/2013	670,471
650,000	Devon Energy Corporation	6.30%		01/15/2019	762,977
100,000	DineEquity, Inc.	9.50%	^	10/30/2018	109,000
300,000	DIRECTV Holdings LLC	5.00%		03/01/2021	301,640
100,000	EchoStar DBS Corporation	7.75%		05/31/2015	110,000
200,000	El Paso Corporation	7.00%		06/15/2017	224,840
125,000	First Data Corporation	11.25%		03/31/2016	125,156
100,000	Ford Motor Credit Company LLC	7.00%		04/15/2015	108,338
200,000	Forest Oil Corporation	7.25%		06/15/2019	210,000
200,000	Frontier Communications Corporation	8.50%		04/15/2020	217,750
550,000	General Electric Capital Corporation, Series A	3.75%		11/14/2014	573,524
100,000	GMAC, Inc.	7.50%		12/31/2013	108,625
500,000	Goldman Sachs Group, Inc.	6.00%		06/15/2020	529,500

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$200,000	Halliburton Company	6.15%		09/15/2019	230,166
100,000	Hertz Corporation	7.50%	^	10/15/2018	104,000
200,000	Host Marriott, L.P.	6.38%		03/15/2015	205,250
100,000	Huntsman International LLC	5.50%		06/30/2016	98,750
100,000	International Lease Finance Corporation	8.25%		12/15/2020	109,750
95,000	Interpublic Group of Companies, Inc.	10.00%		07/15/2017	113,525
600,000	JP Morgan Chase & Company	4.95%		03/25/2020	611,089
225,000	Kellogg Company	7.45%		04/01/2031	281,131
250,000	Kinder Morgan Energy Partners, LP	6.95%		01/15/2038	270,349
200,000	Kraft Foods, Inc.	5.38%		02/10/2020	211,522
400,000	Kroger Company	5.50%		02/01/2013	428,195
400,000	Marathon Petroleum Corporation	5.13%	^	03/01/2021	403,971
300,000	Metlife, Inc.	5.70%		06/15/2035	300,314
100,000	MGM Resorts International	6.75%		04/01/2013	101,250
100,000	Michaels Stores, Inc.	7.75%	^	11/01/2018	102,500
50,000	Midamerican Energy Holdings Company	6.50%		09/15/2037	55,479
300,000	MidAmerican Energy Holdings Company	5.95%		05/15/2037	310,394
750,000	Morgan Stanley	6.00%		04/28/2015	817,570
300,000	Motorola, Inc.	6.00%		11/15/2017	328,773
283,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	386,946
350,000	News America, Inc.	6.65%		11/15/2037	368,248
400,000	Omnicom Group, Inc.	4.45%		08/15/2020	394,710
300,000	ONEOK Partners LP	6.13%		02/01/2041	300,869
400,000	Oracle Corporation	3.88%	^	07/15/2020	393,852
600,000	PNC Funding Corporation	4.38%		08/11/2020	598,436
400,000	Pohany Iron and Steel Company	4.25%	^	10/28/2020	376,559
300,000	Procter and Gamble Company	5.55%		03/05/2037	321,760
250,000	Reliance Holdings USA	6.25%		10/19/2040	237,285
100,000	Safeway, Inc.	5.80%		08/15/2012	106,413
100,000	Safeway, Inc.	6.25%		03/15/2014	110,643
100,000	Sears Holdings Corporation	6.63%	^	10/15/2018	97,500
100,000	Service Corporation International	6.75%		04/01/2015	107,000
300,000	Simon Property Group L.P.	5.65%		02/01/2020	323,626
300,000	SLM Corporation	6.25%		01/25/2016	313,074
400,000	Southern Power Company, Series D	4.88%		07/15/2015	429,783
200,000	Southwest Airlines Company	5.25%		10/01/2014	213,768
200,000	Southwest Airlines Company	5.75%		12/15/2016	216,589
800,000	Time Warner Cable, Inc.	5.00%		02/01/2020	810,252
500,000	Transocean, Inc.	6.00%		03/15/2018	540,608
500,000	Tyco International Group S.A.	8.50%		01/15/2019	646,010
100,000	United Parcel Service, Inc.	5.13%		04/01/2019	111,424
250,000	United Parcel Service, Inc.	3.13%		01/15/2021	232,128
100,000	United Rentals, Inc.	8.38%		09/15/2020	105,000
500,000	Valero Energy Corporation	6.13%		02/01/2020	541,714
500,000	Wachovia Corporation Global	5.50%		05/01/2013	539,104
500,000	Wal-Mart Stores, Inc.	3.25%		10/25/2020	467,990
530,000	Waste Management, Inc.	6.13%		11/30/2039	551,979
500,000	Wellpoint, Inc.	5.25%		01/15/2016	550,056
200,000	Wynn Las Vegas LLC	7.88%		11/01/2017	215,500
206,000	Xerox Corporation	5.50%		05/15/2012	215,557

	Total Domestic Corporate Bonds (Cost $28,515,676)				28,570,275

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2011	17

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 12.8%
$200,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	214,000
100,000	Alfa Bank	7.88%	^	09/25/2017	106,250
150,000	Alfa Bank	7.88%		09/25/2017	159,375
200,000	ALROSA Finance S.A.	7.75%	^	11/03/2020	215,400
200,000	ALROSA Finance S.A.	7.75%		11/03/2020	215,400
527,000	Arcelormittal S.A. Luxembourg	5.38%		06/01/2013	560,758
600,000	Australia and New Zealand Banking Group	4.88%	^	01/12/2021	606,748
150,000	Banco Bonsucesso S.A.	9.25%	^	11/03/2020	144,075
200,000	Banco Cruzeiro do Sul S.A.	8.25%	^	01/20/2016	199,000
200,000	Banco Cruzeiro do Sul S.A.	8.25%		01/20/2016	199,000
100,000	Banco Cruzeiro do Sul S.A.	8.88%	^	09/22/2020	98,250
350,000	Banco de Credito del Peru	5.38%		09/16/2020	332,500
200,000	Banco Industrial e Comercial S.A.	8.50%		04/27/2020	208,000
100,000	Banco Internacional del Peru	5.75%		10/07/2020	93,500
100,000	Banco International del Peru	5.75%	^	10/07/2020	93,500
200,000	Banco Internacional del Peru	8.50%	#	04/23/2070	211,000
325,000	Bancolombia S.A.	6.13%		07/26/2020	326,625
650,000	BBVA Bancomer S.A.	6.50%	^	03/10/2021	645,556
300,000	BP Capital Markets P.L.C.	4.75%		03/10/2019	312,693
500,000	British Telecommunications P.L.C.	5.95%		01/15/2018	552,382
150,000	C10 Capital Ltd.	6.72%	#	12/31/2016	117,750
575,000	CAP S.A.	7.38%		09/15/2036	595,415
100,000	Cemex Sab de C.V.	9.00%		01/11/2018	105,375
150,000	Cencosud S.A.	5.50%		01/20/2021	148,489
200,000	Cencosud S.A.	5.50%	^	01/20/2021	197,985
375,000	Continental Banco Trust	7.38%	#	10/07/2040	378,750
150,000	Continental Banco Trust	7.38%	#^	10/07/2040	151,500
240,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	256,800
350,000	Cosan Overseas Ltd.	8.25%		02/05/2050	358,750
300,000	Covidien International Finance S.A.	2.80%		06/15/2015	300,868
100,000	Credit Suisse AG	3.50%		03/23/2015	102,214
500,000	Deutsche Bank Aktiengesellschaft	3.25%		01/11/2016	502,490
180,000	Development Bank of Kazakhstan	6.50%		06/03/2020	181,980
300,000	Development Bank of Kazakhstan	6.00%		03/23/2026	271,500
200,000	Digicel Group Ltd.	8.25%		09/01/2017	213,000
140,000	Drummond Company, Inc.	7.38%		02/15/2016	144,900
100,000	Dubai Electricity and Water	7.38%		10/21/2020	97,326
100,000	Dubai Electricity and Water	7.38%	^	10/21/2020	97,326
400,000	Ege Haina Finance Company	9.50%		04/26/2017	423,000
250,000	Fideic Chubut Regal	7.75%		07/01/2020	254,375
200,000	Gaz Capital S.A.	6.51%		03/07/2022	213,500
350,000	Gol Finance	9.25%		07/20/2020	375,813
300,000	Gold Fields Orogen Holdings	4.88%		10/07/2020	288,430
200,000	Gold Fields Orogen Holdings	4.88%	^	10/07/2020	192,287
300,000	Grupo Famsa S.A. de C.V.	11.00%		07/20/2015	323,250
100,000	Grupo Kuo S.A.B. de C.V.	9.75%	^	10/17/2017	109,500
250,000	Grupo Kuo S.A.B. de C.V.	9.75%		10/17/2017	273,750
100,000	Grupo Papelero Scribe, S.A.	8.88%		04/07/2020	93,500
300,000	HSBC Holdings P.L.C.	5.10%		04/05/2021	302,126
100,000	Hydro-Quebec	8.00%		02/01/2013	111,773
150,000	Hydro-Quebec	7.50%		04/01/2016	183,426
110,116	Iirsa Norte Finance Ltd.	8.75%		05/30/2024	123,330
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	200,500
270,000	Inversiones CMPC S.A.	4.75%	^	01/19/2018	266,425
130,000	Inversiones CMPC S.A.	4.75%		01/19/2018	128,279
200,000	Inversiones CMPC S.A.	6.13%		11/05/2019	211,490
200,000	Ixe Banco S.A.	9.25%		10/14/2020	226,000
300,000	JBS Finance II Ltd.	8.25%		01/29/2018	309,750
200,000	KazMunagas National Company	6.38%		04/09/2021	208,000
500,000	Korea Development Bank	8.00%		01/23/2014	571,031
375,000	MCE Finance Limited	10.25%		05/15/2018	436,406
289,000	Mexichem S.A.B. de C.V.	8.75%		11/06/2019	333,073
300,000	Minerva Overseas II Ltd.	10.88%		11/15/2019	332,250
300,000	MMG Fiduc (AES El Salvador)	6.75%		02/01/2016	297,000
200,000	Myriad International Holding B.V.	6.38%		07/28/2017	212,240

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$307,018	Nakilat, Inc.	6.27%		12/31/2033	307,785
30,000	NII Capital Corporation	10.00%		08/15/2016	34,350
85,000	NII Capital Corporation	8.88%		12/15/2019	93,925
300,000	NII Capital Corporation	7.63%		04/01/2021	308,250
200,000	Nova Chemicals Corporation	8.38%		11/01/2016	220,500
300,000	Novartis Capital Corporation	4.40%		04/24/2020	310,902
200,000	Novatek Finance Limited	6.60%	^	02/03/2021	211,001
200,000	Odebrecht Finance Ltd.	7.50%		09/14/2015	203,500
200,000	Odebrecht Finance Ltd.	6.00%	^	04/05/2023	199,000
100,000	Odebrecht Finance Ltd.	7.50%	^	12/31/2049	101,750
400,000	Pan American Energy LLC	7.88%		05/07/2021	432,520
93,800	Panama Canal Railway Company	7.00%		11/01/2026	85,358
500,000	Pemex Project Funding Master Trust	6.63%		06/15/2035	504,057
250,000	Petrobras Energia S.A.	5.88%		05/15/2017	259,375
17,472	Petrolum Export, Ltd.	5.27%		06/15/2011	17,456
200,000	PTTEP Canada International Finance Ltd.	5.69%	^	04/05/2021	199,540
200,000	Qtel International Finance Ltd.	4.75%		02/16/2021	187,220
225,000	Royal KPN N.V.	8.38%		10/01/2030	291,075
300,000	Sanofi Aventis	2.63%		03/29/2016	297,766
300,000	SCF Capital Ltd.	5.38%		10/27/2017	298,418
400,000	Stats Chippac Ltd.	5.38%		03/31/2016	401,926
200,000	Sydney Airport Finance Company	5.13%	^	02/22/2021	196,133
100,000	Telemovil Finance Company Ltd.	8.00%	^	10/01/2017	104,250
350,000	Telemovil Finance Company Ltd.	8.00%		10/01/2017	364,875
100,000	VEB Finance Ltd.	6.80%	^	11/22/2025	101,900
200,000	Vimpel-Communications	7.75%		02/02/2021	211,000
200,000	VIP Finance Ireland Ltd.	7.75%	^	02/02/2021	211,000
300,000	Vnesheconombank	6.80%		11/22/2025	305,700
450,000	VTB Capital S.A.	6.55%		10/13/2020	458,415
200,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	208,000
100,000	WPE International Cooperatief U.A.	10.38%	^	09/30/2020	104,000
190,000	YPF Sociedad Anonima	10.00%		11/02/2028	222,775

	Total Foreign Corporate Bonds (Cost $24,027,263)				24,170,656

FOREIGN GOVERNMENT BONDS AND NOTES 0.4%
200,000	Province of Ontario	4.95%		11/28/2016	221,362
400,000	United Mexican States	5.63%		01/15/2017	443,200

	Total Foreign Government Bonds and Notes (Cost $669,154)				664,562

US GOVERNMENT AGENCY OBLIGATIONS 23.6%

	Federal Home Loan Mortgage Corporation,
6,600,000	Debt Facility	0.75%		12/21/2012	6,595,420
1,491,082	Pool U60299	4.00%		11/01/2040	1,467,126
427,183	Series 2750-ZT	5.00%		02/15/2034	451,599
1,305,326	Series 3002-SN	6.30%	# I/F I/O	07/15/2035	188,377
556,481	Series 3045-DI	6.53%	# I/F I/O	10/15/2035	84,336
1,011,127	Series 3116-Z	5.50%		02/15/2036	1,096,200
125,649	Series 3117-ZN	4.50%		02/15/2036	125,571
1,256,953	Series 3203-ZC	5.00%		07/15/2036	1,307,323
1,085,352	Series 3275-SC	5.88%	# I/F I/O	02/15/2037	123,255
1,671,280	Series 3423-GS	5.45%	# I/O	03/15/2038	150,594
1,671,280	Series 3423-SG	5.45%	# I/O	03/15/2038	150,594
3,014,676	Series 3582-SA	5.80%	# I/O	10/15/2049	361,498
2,405,689	Series 3606-CS	6.15%	# I/O	12/15/2039	309,679
1,467,544	Series 3616-SG	6.15%	# I/F I/O	03/15/2032	229,177
3,041,824	Series 3666-SC	5.52%	# I/O	05/15/2040	312,275
523,395	Series 3666-VZ	5.50%		08/15/2036	555,799
2,498,924	Series 3779-DZ	4.50%		12/15/2040	2,169,504

18	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$1,400,000	Series 3779-YA	3.50%		12/15/2030	1,219,736
497,172	Series 3780-BS	9.39%	#	12/15/2040	406,597
1,490,499	Series 3786-SG	8.99%	#	01/15/2041	1,260,215
1,493,812	Series 3798-SD	9.20%	#	12/15/2040	1,228,098
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,037,713
3,736,782	Series 3824-EY	3.50%		03/15/2031	3,273,188
1,346,133	Series R003-ZA	5.50%		10/15/2035	1,439,521

	Federal National Mortgage Association,
2,223,741	Series 2006-101-SA	6.33%	# I/O	10/25/2036	332,328
1,000,000	Debt Facility	0.80%		09/27/2012	1,000,744
3,030,000	Debt Facility	0.55%		11/01/2012	3,021,195
1,200,000	Pool 099999	5.25%		08/01/2012	1,269,691
767,570	Series 2003-117-KS	6.89%	# I/F I/O	08/25/2033	101,171
500,000	Series 2003-W17-1A7	5.75%		08/25/2043	578,167
1,134,765	Series 2006-56-SM	6.50%	# I/O	07/25/2036	161,188
1,364,785	Series 2007-116-BI	6.04%	# I/F I/O	05/25/2037	181,276
3,306,730	Series 2007-30-OI	6.22%	# I/O	04/25/2037	505,245
400,487	Series 2008-29-ZA	4.50%		04/25/2038	399,246
1,811,813	Series 2008-62-SC	5.75%	# I/F I/O	07/25/2038	219,033
812,307	Series 2009-111-SE	6.00%	# I/O	01/25/2040	98,863
332,864	Series 2009-16-MZ	5.00%		03/25/2029	345,149
1,970,433	Series 2009-48-WS	5.70%	# I/O	07/25/2039	230,350
272,843	Series 2010-101-ZH	4.50%		07/25/2040	254,938
1,448,896	Series 2010-121-SD	4.25%	# I/O	10/25/2040	130,550
949,821	Series 2010-137-VS	14.22%	# I/F	12/25/2040	946,691
2,020,067	Series 2010-150-ZA	4.00%		01/25/2041	1,703,062
2,185,937	Series 2010-31-SA	4.75%	# I/F I/O	04/25/2040	189,077
1,427,291	Series 2010-34-PS	4.68%	# I/F I/O	04/25/2040	142,313
1,845,478	Series 2010-35-SP	6.10%	# I/O	04/25/2050	238,113
1,351,951	Series 2010-35-SV	6.20%	# I/O	04/25/2040	171,089
1,250,000	Series 2010-59-PS	6.20%	# I/F I/O	03/25/2039	202,920
2,019,184	Series 2010-59-SC	4.75%	# I/O	01/25/2040	187,651
312,737	Series 2010-64-EZ	5.00%		06/25/2040	318,889
260,141	Series 2010-99-SG	23.70%	# I/F	09/25/2040	297,546
2,000,000	Series 2011-18-S	8.78%	#	03/25/2041	1,705,359
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	887,258
2,533,206	Series 400-S4-BZ	5.20%	# I/O	11/25/2039	311,833

	Federal National Mortgage Association Pass-Through,
844,228	Pool #931104	5.00%		05/01/2039	886,305
193,783	Pool #AC1032	5.00%		06/01/2040	201,638
124,804	Pool #AD2177	4.50%		06/01/2030	129,137
445,453	Pool #MA0282	5.00%		12/01/2039	470,051
586,862	Pool #MA0468	5.00%		07/01/2040	610,649

	Government National Mortgage Association,
271,875	Series 2003-67-SP	6.85%	# I/F I/O	08/20/2033	85,046
1,032,236	Series 2008-82-SM	5.80%	# I/F I/O	09/20/2038	108,017
318,783	Series 2010-25-ZB	4.50%		02/16/2040	300,648

	Total US Government Agency Obligations (Cost $43,974,034)				44,465,821

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT BONDS AND NOTES 15.1%
$ 1,650,000	United States Treasury Bonds	8.00%		11/15/2021	2,304,586
850,000	United States Treasury Bonds	5.38%		02/15/2031	972,188
3,300,000	United States Treasury Bonds	4.38%		11/15/2039	3,228,845
4,750,000	United States Treasury Notes	0.63%		12/31/2012	4,746,661
10,050,000	United States Treasury Notes	2.38%		03/31/2016	10,121,455
7,050,000	United States Treasury Notes	3.38%		11/15/2019	7,128,213

	Total US Government Bonds and Notes (Cost $28,723,381)				28,501,948

SHORT TERM INVESTMENTS 5.2%
9,854,674	Fidelity Institutional Government Portfolio	0.01%	[1]		9,854,674

	Total Short Term Investments (Cost $9,854,674)				9,854,674

	Total Investments 98.8% (Cost $185,076,898)				186,326,127
	Other Assets in Excess of Liabilities 1.2%				2,302,397

	NET ASSETS 100.0%				$188,628,524

PORTFOLIO HOLDINGS as % of Net Assets
Collateralized Mortgage Obligations	26.6%
US Government Agency Obligations	23.6%
Domestic Corporate Bonds	15.1%
US Government Bonds and Notes	15.1%
Foreign Corporate Bonds	12.8%
Short Term Investments	5.2%
Foreign Government Bonds and Notes	0.4%
Other Assets and Liabilities	1.2%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2011.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2011, the value of these securities amounted to $16,881,866 or 8.9% of net assets.
1	Seven-day yield as of March 31, 2011
I/O	Interest only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2011	19

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 97.3%

ARGENTINA 8.2%
1,500,000	Fideic Chubut Regal	7.75%		07/01/2020	1,526,250
2,100,000	Pan American Energy LLC	7.88%		05/07/2021	2,270,730
2,275,000	Petrobras Energia S.A.	5.88%		05/15/2017	2,360,312
1,700,000	WPE International Cooperatief U.A.	10.38%	^	09/30/2020	1,768,000
800,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	832,000
1,745,000	YPF Sociedad Anonima	10.00%		11/02/2028	2,046,013

					10,803,305

BRAZIL 14.8%
2,350,000	Banco Bonsucesso S.A.	9.25%	^	11/03/2020	2,257,175
2,000,000	Banco Cruzeiro do Sul S.A.	8.25%	^	01/20/2016	1,990,000
200,000	Banco Cruzeiro do Sul S.A.	8.25%		01/20/2016	199,000
300,000	Banco Cruzeiro do Sul S.A.	8.88%		09/22/2020	294,750
400,000	Banco Cruzeiro do Sul S.A.	8.88%	^	09/22/2020	393,000
1,430,000	Banco Industrial e Comercial S.A.	8.50%		04/27/2020	1,487,200
500,000	Cosan Overseas Ltd.	8.25%		11/05/2015	512,500
2,300,000	Cosan Overseas Ltd.	8.25%		02/05/2050	2,357,500
700,000	Fibria Overseas Finance Ltd.	6.75%	^	03/03/2021	726,250
2,990,000	Gol Finance	9.25%		07/20/2020	3,210,512
1,700,000	JBS Finance II Ltd.	8.25%		01/29/2018	1,755,250
200,000	JBS Finance II Ltd.	8.25%	^	01/29/2018	206,500
1,800,000	Minerva Overseas II Ltd.	10.88%		11/15/2019	1,993,500
1,400,000	Odebrecht Finance Ltd.	7.50%		09/14/2015	1,424,500
800,000	Odebrecht Finance Ltd.	6.00%	^	04/05/2023	796,000

					19,603,637

CHILE 4.0%
1,285,000	CAP S.A.	7.38%		09/15/2036	1,330,625
850,000	Cencosud S.A.	5.50%	^	01/20/2021	841,438
500,000	Colbun S.A.	6.00%		01/21/2020	514,250
1,600,000	Inversiones CMPC S.A.	4.75%	^	01/19/2018	1,578,816
1,000,000	Inversiones CMPC S.A.	6.13%		11/05/2019	1,057,450

					5,322,579

CHINA 1.5%
1,750,000	MCE Finance Limited	10.25%		05/15/2018	2,036,563

					2,036,563

COLOMBIA 2.1%
1,140,000	Bancolombia S.A.	6.13%		07/26/2020	1,145,700
1,638,000	Drummond Company, Inc.	7.38%		02/15/2016	1,695,330

					2,841,030

DOMINICAN REPUBLIC 4.8%
2,000,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	2,140,000
300,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	321,000
3,724,000	Ege Haina Finance Company	9.50%		04/26/2017	3,938,130

					6,399,130

EGYPT 0.1%
96,094	Petroleum Export, Ltd.	5.27%		06/15/2011	96,011

					96,011

EL SALVADOR 4.3%
2,600,000	MMG Fiduc (AES El Salvador)	6.75%		02/01/2016	2,574,000
1,500,000	Telemovil Finance Company Ltd.	8.00%		10/01/2017	1,563,750
1,500,000	Telemovil Finance Company Ltd.	8.00%	^	10/01/2017	1,563,750

					5,701,500

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDIA 1.2%
500,000	Reliance Industries, Ltd.	8.25%		01/15/2027	600,955
1,000,000	Reliance Industries, Ltd.	6.25%	^	10/19/2040	949,140

					1,550,095

ISRAEL 0.6%
750,000	Israel Electric Corporation Ltd.	7.88%		12/15/2026	794,714

					794,714

JAMAICA 1.9%
2,300,000	Digicel Group Ltd.	8.25%		09/01/2017	2,449,500

					2,449,500

KAZAKHSTAN 3.9%
500,000	Development Bank of Kazakhstan	6.50%		06/03/2020	505,500
2,500,000	Development Bank of Kazakhstan	6.00%		03/23/2026	2,262,500
2,300,000	KazMunagas National Company	6.38%	^	04/09/2021	2,392,000

					5,160,000

MEXICO 14.3%
3,500,000	BBVA Bancomer S.A.	6.50%	^	03/10/2021	3,476,067
900,000	C10 Capital Ltd.	6.72%	#	12/31/2016	706,500
500,000	Cemex Sab de C.V.	9.00%	^	01/11/2018	526,875
1,200,000	Grupo Famsa S.A. de C.V.	11.00%		07/20/2015	1,293,000
1,200,000	Grupo Kuo S.A.B. de C.V.	9.75%	^	10/17/2017	1,314,000
852,000	Grupo Kuo S.A.B. de C.V.	9.75%		10/17/2017	932,940
2,100,000	Grupo Papelero Scribe, S.A.	8.88%		04/07/2020	1,963,500
500,000	Grupo Papelero Scribe, S.A.	8.88%	^	04/07/2020	467,500
1,530,000	Ixe Banco S.A.	9.25%		10/14/2020	1,728,900
750,000	Ixe Banco S.A.	9.25%	^	10/14/2020	847,500
2,230,000	Mexichem S.A.B. de C.V.	8.75%		11/06/2019	2,570,074
370,000	NII Capital Corporation	10.00%		08/15/2016	423,650
915,000	NII Capital Corporation	8.88%		12/15/2019	1,011,075
1,600,000	NII Capital Corporation	7.63%		04/01/2021	1,644,000

					18,905,581

PANAMA 0.7%
187,663	Corredor Sur Trust	6.95%		05/25/2025	216,751
844,200	Panama Canal Railway Company	7.00%		11/01/2026	768,222

					984,973

PERU 8.1%
1,550,000	Banco de Credito del Peru	5.38%		09/16/2020	1,472,500
680,000	Banco Internacional del Peru	5.75%		10/07/2020	635,800
400,000	Banco International del Peru	5.75%	^	10/07/2020	374,000
300,000	Banco International del Peru	8.50%	#^	04/23/2070	316,500
1,350,000	Continental Banco Trust	7.38%	#^	10/07/2040	1,363,500
1,450,000	Continental Banco Trust	7.38%	#	10/07/2040	1,464,500
2,340,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	2,503,800
1,651,738	Iirsa Norte Finance Ltd.	8.75%		05/30/2024	1,849,946
800,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	802,000

					10,782,546

QATAR 4.0%
450,000	Nakilat, Inc.	6.07%	^	12/31/2033	451,125
350,000	Nakilat, Inc.	6.07%		12/31/2033	350,875
2,362,053	Nakilat, Inc.	6.27%		12/31/2033	2,367,958
1,050,000	Qtel International Finance Ltd.	4.75%		02/16/2021	982,903
800,000	Qtel International Finance Ltd.	4.75%	^	02/16/2021	748,878
400,000	Qtel International Finance Ltd.	5.00%		10/19/2025	354,752

					5,256,491

20	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
RUSSIA 14.5%
1,600,000	Alfa Bank	7.88%	^	09/25/2017	1,699,999
700,000	Alfa Bank	7.88%		09/25/2017	743,750
1,500,000	ALROSA Finance S.A.	7.75%	^	11/03/2020	1,615,500
250,000	ALROSA Finance S.A.	7.75%		11/03/2020	269,250
1,025,000	Gaz Capital S.A.	6.51%		03/07/2022	1,094,188
2,000,000	Lukoil International Finance B.V.	6.13%	^	11/09/2020	2,049,999
1,600,000	Novatek Finance Limited	6.60%	^	02/03/2021	1,688,010
1,200,000	SCF Capital Ltd.	5.38%		10/27/2017	1,193,672
800,000	SCF Capital Ltd.	5.38%	^	10/27/2017	795,782
1,050,000	VEB Finance Ltd.	6.80%	^	11/22/2025	1,069,950
1,300,000	VIP Finance Ireland Ltd.	7.75%		02/02/2021	1,371,500
1,200,000	VIP Finance Ireland Ltd.	7.75%	^	02/02/2021	1,266,000
1,450,000	Vnesheconombank	6.80%		11/22/2025	1,477,550
1,650,000	VTB Capital S.A.	6.55%		10/13/2020	1,680,855
1,200,000	VTB Capital S.A.	6.55%	^	10/13/2020	1,222,440

					19,238,445

SINGAPORE 1.2%
1,600,000	STATS ChipPAC Ltd.	5.38%		03/31/2016	1,607,706

					1,607,706

SOUTH AFRICA 2.3%
1,500,000	Gold Fields Orogen Holdings	4.88%	^	10/07/2020	1,442,150
900,000	Myriad International Holdings B.V.	6.38%	^	07/28/2017	955,080
600,000	Myriad International Holdings B.V.	6.38%		07/28/2017	636,720

					3,033,950

THAILAND 0.8%
1,050,000	PTTEP Canada International Finance Ltd.	5.69%	^	04/05/2021	1,047,585

					1,047,585

TRINIDAD AND TOBAGO 0.3%
400,000	National Gas Company of Trinidad and Tobago	6.05%		01/15/2036	375,842

					375,842

UKRAINE 0.4%
487,500	Alfa Bank (Ukraine ISS)	13.00%		07/30/2012	510,656

					510,656

UNITED ARAB EMIRATES 3.3%
1,700,000	Abu Dhabi National Energy Company PJSC	6.25%		09/16/2019	1,762,050
900,000	Dubai Electricity and Water Authority	7.38%		10/21/2020	875,936
1,800,000	Dubai Electricity and Water Authority	7.38%	^	10/21/2020	1,751,872

					4,389,858

	Total Corporate Bonds (Cost $127,581,325)				128,891,697

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 7.9%
10,481,773	Fidelity Institutional Government Portfolio	0.01%	[1]		10,481,773

	Total Short Term Investments (Cost $10,481,773)				10,481,773

	Total Investments 105.2% (Cost $138,063,098)				139,373,470
	Liabilities in Excess of Other Assets (5.2)%				(6,869,542)

	NET ASSETS 100.0%				$132,503,928

PORTFOLIO HOLDINGS as % of Net Assets
Foreign Corporate Bonds
Brazil	14.8%
Russia	14.5%
Mexico	14.3%
Argentina	8.2%
Peru	8.1%
Dominican Republic	4.8%
EI Salvador	4.3%
Chile	4.0%
Qatar	4.0%
Kazakhstan	3.9%
United Arab Emirates	3.3%
South Africa	2.3%
Columbia	2.1%
Jamaica	1.9%
China	1.5%
India	1.2%
Singapore	1.2%
Thailand	0.8%
Panama	0.7%
Israel	0.6%
Ukraine	0.4%
Trinidad and Tobago	0.3%
Egypt	0.1%

97.3%
Short Term Investments	7.9%
Other Assets and Liabilities	(5.2)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2011.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2011, the value of these securities amounted to $44,894,381 or 33.9% of net assets.
1	Seven-day yield as of March 31, 2011

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2011	21

Schedule of Investments DoubleLine Multi-Asset Growth Fund

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED MORTGAGE OBLIGATIONS 6.4%

	Banc of America Commercial Mortgage, Inc.,
2,737,910	Series 2004-5-XP	0.74%	#I/O	11/10/2041	7,330

	BCAP LLC Trust,
103,223	Series 2007-AA2-2A5	6.00%		04/25/2037	75,399
106,000	Series 2010-RR6-1A20	9.90%	#^	08/26/2022	106,000

	Bear Stearns Commercial Mortgage Securities, Inc.,
100,000	Series 2005-PWR10-AM	5.45%	#	12/15/2015	103,119

	Chaseflex Trust,
30,000	Series 2007-M1-2F4	6.35%	#	08/25/2037	22,164

	Citigroup Commercial Mortgage Securities, Inc.,
597,566	Series 2004-C2	1.10%	#^IO	10/15/2041	3,765

	Commercial Mortgage Trust,
100,000	Series 1999-C1	7.23%	#	01/17/2032	109,660

	Countrywide Alternative Loan Trust,
225,794	Series 2006-32CB-A16	5.50%		11/25/2036	178,121
56,464	Series 2007-17CB-1A10	28.80%	#	08/25/2037	72,919
37,363	Series 2007-21CB-2A2	27.40%	#	09/25/2037	51,272

	Countrywide Home Loans Mortgage Pass Through Trust,
35,000	Series 2007-4-1A5	6.50%		05/25/2037	28,788

	Credit Suisse Mortgage Capital Certificates,
70,041	Series 2006-9	6.00%		11/25/2036	63,719

	Deutsche Mortgage Securities, Inc.,
137,871	Series 2006-PR1-5A14	11.80%	#^	04/15/2036	143,687

	First Horizon Alternative Mortgage Securities,
134,173	Series 2007-FA2-1A3	6.00%		04/25/2037	100,621

	GMAC Commercial Mortgage Securities, Inc.,
15,470	Series 2004-C2-A2	4.76%		08/10/2038	15,515

	JP Morgan Alternative Loan Trust,
81,799	Series 2005-S1-2A11	6.00%		12/25/2035	69,366

	JP Morgan Mortgage Acquisition Trust,
200,000	Series 2006-CH2-AF3	5.46%		10/25/2036	122,963

	LB-UBS Commercial Mortgage Trust,
18,000	Series 2005-C2-A3	4.91%		04/15/2030	18,008

	Lehman Mortgage Trust,
258,310	Series 2006-4-1A3	5.15%	#I/O	08/25/2036	30,960
16,143	Series 2006-4-1A4	6.00%		08/25/2036	11,199
122,918	Series 2007-5-11A1	6.09%	#	06/25/2037	82,384

	Residential Accredit Loans, Inc.,
10,377	Series 2006-QS13-1A8	6.00%		09/25/2036	6,629
114,594	Series 2006-QS7-A4	0.65%	#	06/25/2036	66,637
343,781	Series 2006-QS7-A5	5.35%	#I/O	06/25/2036	44,427
211,130	Series 2006-QS8-A4	0.70%	#	08/25/2036	119,576
633,390	Series 2006-QS8-A5	5.30%	#I/O	08/25/2036	79,040

	Residential Asset Securitization Trust,
5,523	Series 2004-RS9-AI4	4.77%	#	10/25/2032	4,921
35,000	Series 2005-A12-A12	5.50%		11/25/2035	29,182

	Salomon Brothers Mortgage Securities,
8,773	Series 2000-C2-C	7.73%		07/18/2033	8,760

	Wachovia Bank Commercial Mortgage Trust,
6,520	Series 2002-C2-A2	4.04%		11/15/2034	6,608
24,834	Series 2005-C20-A4	5.29%	#	07/15/2042	24,980

	Total Collateralized Mortgage Obligations (Cost $1,776,051)				1,807,719

FOREIGN CORPORATE BONDS 4.8%
150,000	BBVA Bancomer S.A.	6.50%	^	03/10/2021	148,974
100,000	C10 Capital Ltd.	6.72%	#	12/31/2016	78,500
100,000	Continental Banco Trust	7.38%	#	10/07/2040	101,000
100,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	107,000
100,000	Cosan Overseas Ltd.	8.25%		11/05/2015	102,500
100,000	Development Bank of Kazakhstan	6.00%		03/23/2026	90,500

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
100,000	Ege Haina Finance Company	9.50%		04/26/2017	105,750
100,000	Gaz Capital S.A.	6.51%		03/07/2022	106,750
100,000	Minerva Overseas Ltd	10.88%		11/15/2019	110,750
85,000	MCE Finance Limited	10.25%		05/15/2018	98,919
100,000	NII Capital Corporation	7.63%		04/01/2021	102,750
100,000	WPE International Cooperatief U.A.	10.38%		09/30/2020	104,000
80,000	YPF Sociedad Anonima	10.00%		11/02/2028	93,800

	Total Corporate Bonds (Cost $1,341,723)				1,351,193

FOREIGN GOVERNMENT BONDS AND NOTES 0.4%
100,000+	Australia Treasury Bonds	5.75%		06/15/2011	103,641

	Total Foreign Government Bonds and Notes (Cost $99,461)				103,641

INVESTMENT COMPANIES 48.5%
76,000	DoubleLine Core Fixed Income Fund				794,960
12,700	DoubleLine Emerging Markets Fixed Income Fund				134,239
367,400	DoubleLine Total Return Bond Fund				4,026,705
800	E-TRACS Daily Long-Short VIX ETN				18,920
6,000	Hugoton Royalty Trust				142,680
4,300	iPath Dow Jones-UBS Agriculture Total Return Sub-Index ETN				282,166
21,900	iPath Dow Jones-UBS Commodity Index Total Return ETN				1,124,565
8,000	iShares Barclays 1-3 Year Credit Bond Fund				835,520
3,300	Plum Creek Timber Co, Inc.				143,913
3,500	Potlatch Corporation				140,700
10,000	Powershares QQQ Trust				574,300
5,300	San Juan Basin Royalty Trust				146,015
10,100	SPDR Barclays Capital Convertible Securities ETF				425,715
9,500	SPDR Dow Jones Industrial Average ETF				1,168,690
2,000	SPDR Gold Trust				279,640
16,000	SPDR S&P 500 ETF Trust				2,120,160
6,900	United States 12 Month Oil Fund LP				333,960
26,100	Vanguard MSCI EAFE ETF				973,791

	Total Investment Companies (Cost $13,567,107)				13,666,639

US GOVERNMENT AGENCY OBLIGATIONS 5.6%

	Federal Home Loan Mortgage Corporation,
265,316	Series 3261-SA	6.18%	#I/O	01/15/2037	39,414
528,526	Series 3355-BI	5.80%	#I/O	08/15/2037	64,379
569,339	Series 3562-WS	4.70%	#I/O	08/15/2039	47,966
145,590	Series 3738-MS	11.30%	#	10/15/2040	125,988
228,130	Series 3739-LS	9.49%	#	10/15/2040	191,515
78,391	Series 3779-DZ	4.50%		12/15/2040	68,057
49,717	Series 3780-BS	9.39%	#	12/15/2040	40,660
99,778	Series 3780-YS	9.39%	#	12/15/2040	82,517
166,336	Series 3793-SB	9.86%	#	01/15/2041	132,233

	Federal National Mortgage Association,
463,279	Series 2006-101-SA	6.33%	#I/O	10/25/2036	69,235
225,916	Series 2006-123-LI	6.07%	#I/O	01/25/2037	33,580
77,450	Series 2009-49-S	6.50%	#I/O	07/25/2039	10,490
103,911	Series 2010-155-SA	9.48%	#	01/25/2041	87,768
247,402	Series 2011-14-US	7.74%	#	03/25/2041	189,401

22	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

March 31, 2011

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association,
178,861	Series 2009-6-SM	5.70%	#I/O	02/20/2038	19,276
100,000	Series 2011-12-PO	0.00%	P/O	12/20/2040	59,002
175,338	Series 2011-14-SM	9.19%	#	08/16/2040	137,160
250,000	Series 2011-7-LS	9.37%	#	12/20/2040	188,017

	Total US Government Agency Obligations (Cost $1,573,527)				1,586,658

US GOVERNMENT BONDS AND NOTES 0.8%
225,000	United States Treasury Bonds	4.75%		02/15/2041	233,893

	Total US Government Note/Bond (Cost $233,933)				233,893

CONTRACTS (100 SHARES PER CONTRACT)
PURCHASED OPTIONS 0.3%

	SPDR S&P 500 ETF,
450	Expiration 4/16/11, Strike Price $122				7,200

	SPDR S&P 500 ETF,
70	Expiration 5/21/11, Strike Price $122				5,670

	SPDR S&P 500 ETF,
520	Expiration 6/18/11, Strike Price $118				53,040

	SPDR S&P 500 ETF,
110	Expiration 4/16/11, Strike Price $120				1,320

	SPDR S&P 500 ETF,
100	Expiration 7/16/11, Strike Price $119				15,520

	Total Purchased Options (Cost $184,983)				82,750

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 28.8%

8,115,442	Fidelity Institutional Government Portfolio	0.01%	[1]		8,115,442

	Total Short Term Investments (Cost $8,115,442)				8,115,442

	Total Investments 95.6% (Cost $26,892,227)				26,947,935
	Other Assets in Excess of Liabilities 4.4%				1,251,755

	NET ASSETS 100.0%				$28,199,690

PORTFOLIO HOLDINGS as % of Net Assets
Investment Companies	48.5%
Short Term Investments	28.8%
Collateralized Mortgage Obligations	6.4%
US Government Agency Obligations	5.6%
Foreign Corporate Bonds	4.8%
US Government Bonds and Notes	0.8%
Foreign Government Bonds and Notes	0.4%
Purchased Options	0.3%
Other Assets and Liabilities	4.4%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2011.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2011, the value of these securities amounted to $402,426 or 1.4% of net assets.
1	Seven-day yield as of March 31, 2011
I/O	Interest only security
P/O	Principal only security
+	In Australian dollars

Futures Contracts
Contracts	Security Description	Type	Expiration Month	Unrealized Appreciation (Depreciation)
1	Japanese Yen Future	Sell	6/2011	$859
4	Silver Future	Sell	5/2011	(14,372)
2	Gasoline Future	Buy	7/2011	6,823

				$(6,690)

Credit Default Swaps - Buy Protection
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Markit MCDX Index	Goldman Sachs	10,000,000	12/20/2015	$(16,964)

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2011	23

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Cont.)	March 31, 2011

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions with investments in affiliates for the period ended March 31, 2011, in DoubleLine Multi-Asset Growth Fund, is as follows:

Fund	Value at Beginning of Period	Gross Purchases	Gross Sales	Shares Held at March 31, 2011	Value at March 31, 2011	Dividend Income Earned in the Period Ended March 31, 2011
DoubleLine Total Return Bond Fund	$—	$4,055,032	$—	367,400	$4,026,705	$40,548
DoubleLine Core Fixed Income Fund	—	798,830	—	76,000	794,960	6,035
DoubleLine Emerging Markets Fixed Income Fund	—	133,869	—	12,700	134,239	1,375

	$—	$4,987,731	$—	456,100	$4,955,904	$47,958

24	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Statements of Assets and Liabilities	March 31, 2011

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$5,423,707,918	$176,471,453	$128,891,697	$13,876,589
Investments in Affiliated Securities, at Value*	—	—	—	4,955,904
Short-term Securities*	456,383,261	9,854,674	10,481,773	8,115,442
Receivable for Fund Shares Sold	73,842,149	2,776,968	1,721,186	1,028,034
Interest and Dividends Receivable	32,857,948	1,948,522	4,284,948	311,991
Prepaid Expenses and Other Assets	646,311	30,216	41,469	65
Cash	79,754	925,349	104,026	282,540
Receivable for Investments Sold	—	1,023,437	408,204	—
Swaps Premiums Paid	—	—	—	205,396
Deposit at Broker for Futures	—	—	—	50,300
Investment Advisory Fees Receivable	—	—	—	15,867
Total Assets	5,987,517,341	193,030,619	145,933,303	28,842,128

LIABILITIES
Payable for Investments Purchased	155,173,321	3,726,301	12,988,036	582,429
Distribution Payable	12,003,837	182,183	193,066	6,571
Payable for Fund Shares Redeemed	7,866,327	407,818	140,144	2,578
Investment Advisory Fees Payable	1,037,730	11,785	35,548	—
Accrued Expenses	991,189	54,378	50,513	24,178
Distribution Fees Payable	229,692	2,249	1,980	888
Administration Fees Payable	206,038	17,381	20,088	4,804
Unrealized Depreciation on Swaps	—	—	—	16,964
Variation Margin Payable	—	—	—	2,915
Other Payables	—	—	—	1,111
Total Liabilities	177,508,134	4,402,095	13,429,375	642,438
Net Assets	$5,810,009,207	$188,628,524	$132,503,928	$28,199,690

NET ASSETS CONSIST OF:
Paid-in Capital	$5,768,442,688	$187,606,417	$130,648,487	$28,145,560
Undistributed (Accumulated) Net Investment Income (Loss)	13,919,090	135,227	19,991	34,630
Accumulated Net Realized Gain (Loss) on Investments	(22,615,980)	(362,349)	525,078	(12,554)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	50,263,409	1,249,229	1,310,372	87,535
Investments in Affiliated Securities	—	—	—	(31,827)
Futures	—	—	—	(6,690)
Swaps	—	—	—	(16,964)
Net Assets	$5,810,009,207	$188,628,524	$132,503,928	$28,199,690

*Identified Cost:
Investment in Unaffiliated Securities	$5,373,444,509	$175,222,224	$127,581,325	$13,789,054
Investments in Affiliated Securities	—	—	—	$4,987,731
Short-term Securities	$456,383,261	$9,854,674	$10,481,773	$8,115,442

Class I (unlimited shares authorized):
Net Assets	$4,330,408,139	$158,042,742	$106,226,716	$22,128,476
Capital Shares Outstanding	395,164,769	15,107,569	10,052,404	2,189,828
Net Asset Value, Offering and Redemption Price per Share	$10.96	$10.46	$10.57	$10.11

Class N (unlimited shares authorized):
Net Assets	$1,479,601,068	$30,585,782	$26,277,212
Capital Shares Outstanding	135,028,484	2,924,474	2,486,189
Net Asset Value, Offering and Redemption Price per Share	$10.96	$10.46	$10.57

Class A (unlimited shares authorized):
Net Assets				$6,071,214
Capital Shares Outstanding				601,490
Net Asset Value, Offering Price per Share				$10.54
Net Asset Value, Redemption Price per Share				$10.09

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2011	25

Statements of Operations	Period Ended March 31, 2011

	DoubleLine Total Return Bond Fund[1]	DoubleLine Core Fixed Income Fund[2]	DoubleLine Emerging Markets Fixed Income Fund[1]	DoubleLine Multi-Asset Growth Fund[3]

INVESTMENT INCOME
Income:
Interest	$263,592,695	$4,575,789	$3,899,557	$36,978
Dividends from Unaffiliated Securities	—	—	—	10,391
Dividends from Affiliated Securities	—	—	—	47,958
Total Investment Income	263,592,695	4,575,789	3,899,557	95,327
Expenses:
Investment Advisory Fees	10,640,981	259,203	429,298	19,914
Distribution Fees - Class N	1,641,665	22,069	25,618	—
Distribution Fees - Class A	—	—	—	986
Transfer Agent Expenses	989,778	68,887	80,955	22,536
Registration Fees	793,168	67,708	76,049	17,166
Administration, Fund Accounting, Custodian and Transfer Agent Fees	698,423	62,216	81,532	8,406
Professional Fees	420,033	62,736	62,035	27,127
Insurance Expenses	313,205	7,854	5,648	735
Shareholder Reporting Expenses	194,084	5,641	5,760	5,180
Trustees’ Fees and Expenses	159,987	11,093	10,021	160
Miscellaneous Expenses	8,518	3,380	3,362	2,978
Total Expenses	15,859,842	570,787	780,278	105,188
Less: Fees Waived	(1,235,309)	(231,152)	(210,883)	(80,825)
Net Expenses	14,624,533	339,635	569,395	24,363

Net Investment Income	248,968,162	4,236,154	3,330,162	70,964

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	161,271	133,642	776,327	(11,583)
Net Change in Unrealized Appreciation (Depreciation) of:
Investments in Unaffiliated Securities	50,263,409	1,249,229	1,310,372	87,535
Investments in Affiliated Securities	—	—	—	(31,827)
Futures	—	—	—	(6,690)
Swaps	—	—	—	(16,964)
Net Realized and Unrealized Gain (Loss) on Investments	50,424,680	1,382,871	2,086,699	20,471

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$299,392,842	$5,619,025	$5,416,861	$91,435

[1]	Commencement of operations on April 6, 2010.
[2]	Commencement of operations on June 1, 2010.
[3]	Commencement of operations on December 20, 2010.

26	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Statements of Changes in Net Assets	Period Ended March 31, 2011

	DoubleLine Total Return Bond Fund[1]	DoubleLine Core Fixed Income Fund[2]	DoubleLine Emerging Markets Fixed Income Fund[1]	DoubleLine Multi-Asset Growth Fund[3]

OPERATIONS
Net Investment Income	$248,968,162	$4,236,154	$3,330,162	$70,964
Net Change in Unrealized Appreciation (Depreciation) of Investments	50,263,409	1,249,229	1,310,372	32,054
Net Realized Gain (Loss) on Investments	161,271	133,642	776,327	(11,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	299,392,842	5,619,025	5,416,861	91,435

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(194,822,350)	(3,671,382)	(2,716,962)	(30,216)
Class N	(63,003,973)	(610,315)	(593,209)	—
Class A	—	—	—	(7,225)
From Net Realized Gain
Class I	—	(264,504)	(206,130)	—
Class N	—	(50,717)	(45,119)	—

Total Distributions to Shareholders	(257,826,323)	(4,596,918)	(3,561,420)	(37,441)

NET SHARE TRANSACTIONS
Class I	4,295,933,080	157,034,815	104,635,717	22,086,396
Class N	1,472,509,608	30,571,602	26,012,770	—
Class A	—	—	—	6,059,300
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	5,768,442,688	187,606,417	130,648,487	28,145,696

Total Increase (Decrease) in Net Assets	5,810,009,207	188,628,524	132,503,928	28,199,690

NET ASSETS
Beginning of Period	—	—	—	—
End of Period	$5,810,009,207	$188,628,524	$132,503,928	$28,199,690

Undistributed Net Investment Income (Loss)	$13,919,090	$135,227	$19,991	$34,630

[1]	Commencement of operations on April 6, 2010.
[2]	Commencement of operations on June 1, 2010.
[3]	Commencement of operations on December 20, 2010.

The accompanying notes are an integral part of these financial statements	Annual Report	March 31, 2011	27

Financial Highlights	Period Ended March 31, 2011

	DoubleLine Total Return Bond Fund[1]		DoubleLine Core Fixed Income Fund[2]		DoubleLine Emerging Markets Fixed Income Fund[1]		DoubleLine Multi-Asset Growth Fund[3]
	Class I	Class N	Class I	Class N	Class I	Class N	Class I	Class A

Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[7]	1.02	0.99	0.57	0.55	0.60	0.58	0.10	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	0.87	0.87	0.41	0.41	0.52	0.52	0.02	—
Total from Investment Operations	1.89	1.86	0.98	0.96	1.12	1.10	0.12	0.10

Less Distributions:
Distributions from Net Investment Income	(0.93)	(0.90)	(0.48)	(0.46)	(0.52)	(0.50)	(0.01)	(0.01)
Distributions from Net Realized Gain	—	—	(0.04)	(0.04)	(0.03)	(0.03)	—	—
Total Distributions	(0.93)	(0.90)	(0.52)	(0.50)	(0.55)	(0.53)	(0.01)	(0.01)

Net Asset Value, End of Period	$10.96	$10.96	$10.46	$10.46	$10.57	$10.57	$10.11	$10.09
Total Return[4]	19.28%	19.04%	9.90%	9.71%	11.48%	11.25%	1.24%	1.02% [6]

Supplemental Data:
Net Assets, End of Period (000’s)	$4,330,408	$1,479,601	$158,043	$30,586	$106,227	$26,277	$22,128	$6,071
Ratios to Average Net Assets:
Expenses Before Fees Waived[5]	0.53%	0.78%	0.85%	1.09%	1.32%	1.57%	5.11%	6.05%
Expenses After Fees Waived[5]	0.49%	0.74%	0.49%	0.74%	0.95%	1.20%	1.18%	1.43%
Net Investment Income (Loss)[5]	9.42%	9.17%	6.56%	6.38%	5.85%	5.66%	3.57%	3.57%
Portfolio Turnover Rate[4]	17%	17%	84%	84%	109%	109%	19%	19%

[1]	Commencement of operations on April 6, 2010.
[2]	Commencement of operations on June 1, 2010.
[3]	Commencement of operations on December 20, 2010.
[4]	Not annualized.
[5]	Annualized.
[6]	Total return does not include the effects of sales charges for DoubleLine Multi-Asset Growth Fund, Class A.
[7]	Calculated based on average shares outstanding during the period.

28	DoubleLine Funds	The accompanying notes are an integral part of these financial statements

Notes to Financial Statements	March 31, 2011

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940”). The Trust consists of four funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund and DoubleLine Multi-Asset Growth Fund (each a “Fund” and collectively the “Funds”). The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund and the DoubleLine Emerging Markets Fixed Income Fund each have two classes of shares, Class N shares and Class I shares. The DoubleLine Multi-Asset Growth Fund currently offers two classes of shares for sale, Class A shares and Class I shares. Class N shares and Class A shares make payments under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Total Return Bond Fund and DoubleLine Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The DoubleLine Core Fixed Income Fund commenced operations on June 1, 2010. The DoubleLine Multi-Asset Growth Fund commenced operations on December 20, 2010.

The DoubleLine Total Return Bond Fund’s investment objective is to seek to maximize total return. The DoubleLine Core Fixed Income Fund’s investment objective is to seek to maximize current income and total return. The DoubleLine Emerging Markets Fixed Income Fund’s investment objective is to seek high total return from current income and capital appreciation. The DoubleLine Multi-Asset Growth Fund’s investment objective is to seek long-term capital appreciation.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets

•	Level 2—Quoted prices for similar instruments or inputs derived from observable market data. Directly observable inputs for the life of the financial instrument

•	Level 3—Unobservable inputs developed using the reporting entity’s estimates and assumptions, which reflect those that market participants would use

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible referred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Annual Report	March 31, 2011	29

Notes to Financial Statements (Cont.)

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end management investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. As of March 31, 2011, the Funds did not hold securities fair valued by the Valuation Committee.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2011:

Valuation Inputs	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund
Investments in Securities
Level 1
Investment Companies	$—	$—	$—	$13,666,639
Money Market Funds	51,423,450	9,854,674	10,481,773	8,115,442
Total Level 1	51,423,450	9,854,674	10,481,773	21,782,081
Level 2
Collateralized Mortgage Obligations	2,929,497,649	50,098,191	—	1,807,719
Domestic Corporate Bonds	—	28,570,275	—	1,351,193
Foreign Corporate Bonds	—	24,170,656	128,891,697	—
Foreign Government Bonds and Notes	—	664,562	—	103,641
Purchased Options	—	—	—	82,750
Certificates of Deposit	404,959,811	—	—	—
US Government Agency Obligations	2,494,210,269	44,465,821	—	1,586,658
US Government Bonds and Notes	—	28,501,948	—	233,893
Total Level 2	5,828,667,729	176,471,453	128,891,697	5,165,854
Level 3	—	—	—	—
Total	5,880,091,179	186,326,127	139,373,470	26,947,935
Other Financial Instruments
Level 1	—	—	—	—
Level 2
Futures Contracts	—	—	—	(6,690)
Credit Default Swaps	—	—	—	(16,964)
Total Level 2	—	—	—	(23,654)
Level 3	—	—	—	—
Total	—	—	—	(23,654)

See	the Schedule of Investments for further disaggregation of investment categories.

30	DoubleLine Funds

March 31, 2011

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2011 for the Funds, are those that are open for exam by taxing authorities. As of March 31, 2011 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end March 31, 2011. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from the net investment income of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund and the DoubleLine Emerging Markets Fixed Income Fund will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

G. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet been made or may not yet have occurred.

H. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Funds with investment management services under an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for the day-to-day management of the Trust’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.40%, 0.40%, 0.75% and 1.00% of the average daily net assets of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund and DoubleLine Multi-Asset Growth Fund, respectively.

The Adviser has contractually agreed to limit the DoubleLine Total Return Bond Fund’s and the DoubleLine Core Fixed Income Fund’s ordinary operating expenses so that their ratio of such expenses to average daily net assets will not exceed 0.49% for the Class I shares and 0.74% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Emerging Markets Fixed Income Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.95% for the Class I shares and 1.20% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Multi-Asset Growth Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.20% for the Class I shares and 1.45% for

Annual Report	March 31, 2011	31

Notes to Financial Statements (Cont.)

the Class A shares. For the purposes of the expense limitation agreement between the Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses, except that the Adviser has agreed to bear all legal fees and other related expenses of the Trust and the Trustees related to a claim made by Trust Company of the West, as described in footnote 11 to these Notes to Financial Statements. The contract is renewable annually and may be terminated during its term only by a majority vote of the disinterested Trustees of the Board of Trustees.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review and approval by the Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

For the period ended March 31, 2011, the Adviser contractually waived a portion of its fees or reimbursed certain operating expenses of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund and DoubleLine Multi-Asset Growth Fund in the amounts of $1,235,309, $231,152, $210,883 and $80,825, respectively. The Adviser may recapture a portion of the amounts no later than the dates as stated below:

Year of Expiration	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund
March 31, 2014	$1,235,309	$231,152	$210,883	$79,472

If a Fund invests in an affiliated Fund the Adviser waives its management fee payable to the Fund in an amount equal to the investment advisory fees paid by the affiliated fund; accordingly, the Adviser waived $1,353 in fees from the DoubleLine Multi-Asset Growth Fund for the period ended March 31, 2011. Class N and Class A shares are be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor or other financial intermediaries for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares. The fee may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. The shareholder servicing fees will be paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares.

4.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended March 31, 2011, were as follows:

	All Other		U.S. Government/Agency
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$5,825,771,253	$450,614,882	$—	$—
DoubleLine Core Fixed Income Fund	187,186,526	39,707,570	62,213,265	32,334,239
DoubleLine Emerging Markets Fixed Income Fund	194,311,828	66,114,020	—	—
DoubleLine Multi-Asset Growth Fund	19,679,879	1,318,246	—	—

5.  Income Tax Information

Distributions during the period were all characterized as ordinary income distributions for tax purposes.

As of March 31, 2011, the components of accumulated earnings (losses) and cost basis of investments for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund
Tax Cost of Investments	$5,829,827,770	$185,199,434	$138,063,635	$26,892,218
Gross Tax Unrealized Appreciation	143,538,901	3,178,699	2,247,695	247,670
Gross Tax Unrealized Depreciation	(93,275,492)	(2,052,006)	(937,860)	(191,953)
Net Tax Unrealized Appreciation	50,263,409	1,126,693	1,309,835	55,717
Undistributed Ordinary Income	25,922,927	317,420	738,671	24,162
Total Distributable Earnings	25,922,927	317,420	738,671	24,162
Other Accumulated Gains/(Losses)	(34,619,817)	(422,006)	(193,066)	(25,749)
Total Accumulated Earnings	$41,566,519	$1,022,107	$1,855,440	$54,130

32	DoubleLine Funds

March 31, 2011

At March 31, 2011, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019

At March 31, 2011, the following Funds deferred, on a tax basis, post-October losses of:

DoubleLine Total Return Bond Fund	$18,906,222
DoubleLine Core Fixed Income Fund	239,823
DoubleLine Multi-Asset Growth Fund	19,244

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2011, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$22,777,251	$(22,777,251)	$—
DoubleLine Core Fixed Income Fund	180,771	(180,771)	—
DoubleLine Multi-Asset Growth Fund	1,107	(971)	(136)

6.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund		DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund
	Class I		Class I		Class I		Class I
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	444,676,541	$4,841,923,994	17,639,257	$183,543,309	11,364,814	$118,392,205	2,291,630	$23,102,993
Reinvested Dividends	11,661,889	128,024,193	303,045	3,171,494	185,649	1,934,276	2,385	24,110
Shares Redeemed	(61,173,661)	(674,015,107)	(2,834,733)	(29,679,988)	(1,498,059)	(15,690,764)	(104,187)	(1,040,707	)*
Net Share Transactions	395,164,769	$4,295,933,080	15,107,569	$157,034,815	10,052,404	$104,635,717	2,189,828	$22,086,396
Beginning Shares	—		—		—		—
Ending Shares	395,164,769		15,107,569		10,052,404		2,189,828

	Class N		Class N		Class N		Class A
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold	150,729,598	$1,645,617,887	3,789,900	$39,591,130	3,468,552	$36,304,121	601,638	$6,060,718
Reinvested Dividends	4,616,103	50,653,149	53,432	559,240	56,532	592,297	670	6,759
Shares Redeemed	(20,317,217)	(223,761,428)	(918,858)	(9,578,768)	(1,038,895)	(10,883,648)	(818)	(8,177	)*
Net Share Transactions	135,028,484	$1,472,509,608	2,924,474	$30,571,602	2,486,189	$26,012,770	601,490	$6,059,300
Beginning Shares	—		—		—		—
Ending Shares	135,028,484		2,924,474		2,486,189		601,490

* Net of redemption fees of $10,489 and $80 for Class I and Class A, respectively.

7.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table below.

Futures Contracts The Funds may use futures contracts to manage its exposure to the securities markets or to movements in interest rates or currency values. A Fund may also use future contracts to gain long or short market exposures as an alternative to cash investments. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures

Annual Report	March 31, 2011	33

Notes to Financial Statements (Cont.)

contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, the Funds are required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Options Contracts When the Funds purchase an option it pays a premium in return for the right to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

Credit Default Swap Agreements Credit default swap agreements involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Funds would effectively add leverage to its portfolio because, in addition to its total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default some or all of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended March 31, 2011:

Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)
DoubleLine Multi-Asset Growth Fund*	Purchased Options
	Equity	Net Unrealized Appreciation (Depreciation) in Unaffiliated Securities	$102,233
	Futures contracts Exchange Rate		$859
	Commodity		(7,549)
		Net Unrealized Appreciation (Depreciation) on Futures	$(6,690)
	Credit Default Swap contracts	Net Unrealized Appreciation (Depreciation) on Swaps	$(16,964)

*	See the Schedule of Investments for further details.

34	DoubleLine Funds

March 31, 2011

The effect of derivative instruments on the Statements of Operations for the period ended March 31, 2011:

Fund	Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives in Income
DoubleLine Multi-Asset Growth Fund	Purchased Options
	Equity	Realized and Unrealized Gain/Loss on Investments		$102,233
	Futures contracts Exchange Rate		$(906)	$859
	Commodity		—	(7,549)
		Realized and Unrealized Gain/Loss on Investments	$(906)	$(6,690)
	Credit Default Swap contracts	Realized and Unrealized Gain/Loss on Investments	—	$(16,964)

8. Credit Facility

U.S. Bank, N.A. has made available to the DoubleLine Total Return Fund, DoubleLine Core Fixed Income Fund, and DoubleLine Emerging Markets Fixed Income Fund a credit facility for temporary or extraordinary purposes. Borrowings under this credit facility bear interest at the bank’s prime rate less 0.50%. As of March 31, 2011 unused lines of credit were $50,000,000, $5,000,000 and $500,000 for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, and DoubleLine Emerging Markets Fixed Income Fund, respectively. There were no borrowings under this credit facility for the period ending March 31, 2011.

9.  Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that the Adviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the Adviser or in a fund managed by an unaffiliated manager, and may have an economic or other incentive to select the fund managed by it over another fund.

•	asset allocation risk: the risk that a Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and underlying funds and that such allocation will focus on asset classes, underlying funds, or investments that perform poorly or underperform other asset classes, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of one or more commodities, which may be extremely volatile and difficult to value, risk of possible illiquidity, and the risks and costs associated with delivery, storage, and maintenance of precious metals or minerals or other commodity-related investments.

•	debt securities risk:

¡	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

¡

interest rate risk: the risk that debt securities will decline in value because of increases in interest rates. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

Annual Report	March 31, 2011	35

Notes to Financial Statements (Cont.)

•	emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging market countries as compared to developed countries.

•	equity issuer risk: the risk that the value of a company’s stock will decline in value in response to factors affecting that company, that company’s industry, or the market generally.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to credit risk generally to the same extent as debt securities.

•	financial services risk: the risk associated with the financial services industry being subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services industry depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to risks that may impact the value of investments in the industry more severely than investments outside the industry. Businesses in the financial services industry often operate with substantial financial leverage.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by the market conditions, currencies, and the economic and political climates in the foreign countries in which the Fund invests.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to changes in actual or anticipated changes in inflation rates, in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risk generally to the same extent as other similar debt securities.

•	investment company and exchange traded fund risk: the risk that an investment company, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategy effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a newly formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that low trading volume, lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable prices.

•	litigation and investigation risk: the risk that pending litigation against the Trust and the Adviser and four employees of the Adviser (including a portfolio manager) or other proceedings could have a material adverse effect on shareholder returns or may be more expensive than anticipated, or impair the Adviser’s ability to attract or retain talented personnel or otherwise effectively manage the Funds.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

36	DoubleLine Funds

March 31, 2011

•	non-diversification risk: the risk that, because a relatively higher percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of a Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable short-term capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change as the prices of its investments go up or down.

•	real estate risk: the risk that real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on the adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for a Fund. While the portfolio managers of the Funds have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar and intend to use similar analytical methods to identify potential investments for the Funds, the past experience of the portfolio managers does not guarantee future results for the Adviser.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform other funds investing in similar asset classes or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities or sectors for investment.

•	short sales risk: the risk that a security a Fund has sold short increases in value.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. It is possible that certain of a Fund’s investments in commodity-linked derivatives will not give rise to “qualifying income” for this purpose. Any income a Fund derives from investments in instruments that do not generate “qualifying income” must be limited to a maximum of 10% of the Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so involve credit risk greater than investments in other types of U.S. Government securities.

10.  Recently Issued Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Level 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the current period presented. The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

In May 2011, the FASB issued an update to requirements relating to Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS. The amendments are of two types: (i) those that clarify the Board’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011. Management is currently evaluating the impact this update will have on the Funds’ financial statements.

11. Legal Proceedings

On January 7, 2010, Trust Company of the West (“TCW”) commenced litigation against the Adviser in the Superior Court of the State of California, County of Los Angeles, Central District (the “Court”). The suit alleges that the Adviser and four employees of the Adviser who are former employees of TCW or its

Annual Report	March 31, 2011	37

Notes to Financial Statements (Cont.)

affiliates, including Jeffrey Gundlach (such four employees, the “Individuals”), misappropriated TCW’s confidential and proprietary information in founding and operating the Adviser and are using such information in competing for assets under management. The lawsuit also includes claims against certain of the Individuals (including Mr. Gundlach), but not the Adviser, for breach of fiduciary duty, misappropriation of trade secrets, breach of confidence, intentional interference with contractual relations and civil conspiracy. The lawsuit seeks, among other things, damages in excess of $200 million and asks that the Court impose a constructive trust on the limited partnership interests of the Adviser in favor of TCW.

On February 10, 2010, the Adviser and the Individuals filed with the Court an answer denying all of TCW’s claims, and the Individuals (but not the Adviser) filed with the Court a cross-complaint against TCW for, among other things, breach of contract in connection with TCW’s termination of Mr. Gundlach’s employment and failure to pay amounts due thereunder. The Adviser has informed the Trust that it believes that it and the Individuals have meritorious defenses to the allegations contained in TCW’s lawsuit.

On December 1, 2010, TCW initiated litigation against the Trust and certain of the Trustees. The litigation against the Trust and the Trustees contained allegations that were substantially similar to the allegations contained in the litigation against the Adviser and the Individuals, and included among other things claims that the Trust aided and abetted, and conspired with, the Adviser and the Individuals to misappropriate TCW’s trade secrets. The litigation against the Trust and the Trustees was designated as “related” to and joined with the case against the Adviser and the Individuals in an action in front of the same judge.

The Trust and the Trustees filed motions seeking to have all of the claims against them dismissed. On January 20, 2011, the Court dismissed all of the claims against the Trust and the Trustees, but allowed leave for TCW to file an amended complaint in respect of certain of its claims against the Trust and the Trustees. The Court also issued an order, effective upon the filing of an amended complaint, that stays any further proceedings against the Trust and the Trustees until the case against the Adviser and the Individuals has been resolved.

On February 9, 2011, TCW filed amended claims against the Trust and a number of unnamed “John Doe” defendants in the Court, but did not reassert any claims against the Trustees. The amended claims contain allegations that are substantially similar to those made in the original litigation against the Trust. In the complaint related to the amended claims, TCW seeks a variety of remedies against the Trust, including compensatory damages for lost profits; disgorgement of certain management fees and any carried interest obtained or retained by the Trust; punitive damages; and certain injunctive relief. There can be no assurance as to the outcome of any litigation. The remedies sought by TCW in its litigation against the Trust, if granted, could have a material adverse effect on shareholder returns for the Funds.

The litigation should not impact the expenses of the Funds, as the Adviser has agreed to bear all legal fees and other related expenses of the Trust and the Trustees in connection with defending against the claim.

TCW raised a fund under the U.S. Treasury’s Legacy Securities Public Private Investment Program (the “PPIP”) in the fall of 2009 to be managed by Mr. Gundlach, as key person, and announced in January 2010, subsequent to the termination of Mr. Gundlach, that it had voluntarily withdrawn the fund from the PPIP and would conduct an orderly liquidation of the fund. The Adviser has advised the Trust that employees and former employees of the Adviser have been interviewed by representatives of the Special Inspector General of the Troubled Asset Relief Program, and by the office of the United States Attorney for the Southern District of New York, in connection with the PPIP and in connection with the same allegations of misappropriation of proprietary information made by TCW in its litigation against the Adviser. The Adviser understands that the inquiry stems at least in part from a federal grand jury inquiry. The Adviser has informed the Trust that it has cooperated with the inquiry and has voluntarily produced documents. The Trust and the Funds are not involved in any of these inquiries.

Litigation and participation in any governmental inquiry or investigation can be expensive and time consuming, and their results can be unpredictable. There can be no assurances as to the outcome of these matters. The litigation and any governmental inquiry or investigation could consume a material amount of the Adviser’s resources thereby potentially impairing the Adviser’s ability to attract or retain talented personnel or otherwise effectively manage the Fund. In the event of an adverse outcome or if expenses of the litigation and related matters are greater than anticipated, the Adviser’s ability to manage the Funds may be materially impaired, and shareholders, or the viability of the Funds, could be adversely affected.

12. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

38	DoubleLine Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, and DoubleLine Multi-Asset Growth Fund (constituting DoubleLine Funds Trust, hereafter referred to as the “Funds”) at March 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period April 6, 2010 (commencement of operations) through March 31, 2011 for the DoubleLine Total Return Bond Fund and DoubleLine Emerging Markets Fixed Income Fund, for the period June 1, 2010 (commencement of operations) through March 31, 2011 for the DoubleLine Core Fixed Income Fund, and for the period December 20, 2010 (commencement of operations) through March 31, 2011 for the DoubleLine Multi-Asset Growth Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 27, 2011

Annual Report	March 31, 2011	39

Shareholder Expenses	(Unaudited)

Example

As a shareholder of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund and DoubleLine Multi-Asset Growth Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio	Beginning Account Value	Ending Account Value 3/31/11	Expenses Paid During Period *	Ending Account Value 3/31/11	Expenses Paid During Period *
DoubleLine Total Return Bond Fund	Class I	0.49%	$1,000	$1,040	$2.49	$1,022	$2.47
	Class N	0.74%	$1,000	$1,038	$3.76	$1,021	$3.73
DoubleLine Core Fixed Income Fund	Class I	0.49%	$1,000	$1,026	$2.47	$1,022	$2.47
	Class N	0.74%	$1,000	$1,025	$3.74	$1,021	$3.73
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.95%	$1,000	$1,044	$4.84	$1,020	$4.78
	Class N	1.20%	$1,000	$1,043	$6.11	$1,018	$6.04
DoubleLine Multi-Asset Growth Fund	Class I	1.20%	$1,000	$1,012	$3.37	$1,010	$3.37
	Class A	1.45%	$1,000	$1,010	$4.07	$1,010	$4.07

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-period) for DoubleLine Total Return Fund, DoubleLine Core Fixed Income Fund and DoubleLine Emerging Markets Fixed Income Fund and 102/365 (to reflect the period since inception) for DoubleLine Multi-Asset Growth Fund.

1 Reflects fee waiver and expense limitation arrangements in effect during the period

40	DoubleLine Funds

(Unaudited)

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Since Inception Total Returns[1] As of March 31, 2011
Since Inception (4/6/2010)
DoubleLine Total Return Bond Fund Class I	19.28%
Barclays Capital U.S. Aggregate Bond Index*	5.70%

DoubleLine Total Return Bond Fund Class N	19.04%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Annual Report	March 31, 2011	41

(Unaudited) March 31, 2011

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Since Inception Total Returns[1] As of March 31, 2011
Since Inception (6/1/2010)
DoubleLine Core Fixed Income Fund Class I	9.90%
Barclays Capital U.S. Aggregate Bond Index*	3.14%

DoubleLine Core Fixed Income Fund Class N	9.71%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

42	DoubleLine Funds

(Unaudited)

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Since Inception Total Returns[1] As of March 31, 2011
Since Inception (4/6/2010)
DoubleLine Emerging Markets Fixed Income Fund Class I	11.48%
JP Morgan EMBI Global Diversified Index**	8.35%

DoubleLine Emerging Markets Fixed Income Fund Class N	11.25%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
**	This index is uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Annual Report	March 31, 2011	43

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited)

At the August 25, 2010 meeting of the Board of Trustees of the Trust (the “Meeting”), the Board of Trustees, including the Independent Trustees voting separately, approved an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of DoubleLine Multi-Asset Growth Fund (the “Fund”), and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by independent counsel to the Independent Trustees and the Fund.

The Board considered a wide range of materials, including information previously provided to the Trustees in connection with the approval of advisory contracts between the Adviser and the three original series of the Trust: DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, and DoubleLine Emerging Markets Fixed Income Fund. The Trustees’ determination to approve the Agreement was based on a comprehensive evaluation of all of the information provided to them. The Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors.

In the process of considering the approval of the Agreement, the Trustees considered information regarding, for example, the proposed portfolio management team and the experience of the members of the team, the team’s anticipated investment strategy, and other information relating to the nature, extent, and quality of services to be provided by the Adviser. The Trustees also considered the detailed compliance policies and procedures developed by the Adviser and the Adviser’s commitment to the compliance process.

The Trustees noted that the Fund had not commenced operations at the time of the Board meeting and had no historical investment performance. However, the Trustees considered the expertise of the Fund’s proposed portfolio management team generally, the performance of the other DoubleLine funds to date, and the performance of the funds or accounts managed by the proposed portfolio managers while employed by their previous employer. The Trustees considered the financial position of the Adviser and the commitment that the Adviser has made to the Fund generally. The Board also considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the other key personnel that would be involved in the day-to-day activities of the Fund. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that, in the Board’s view, the nature, overall quality, and extent of the investment management services to be provided would be satisfactory and reliable.

The Trustees noted that the Fund’s proposed fee under the Agreement was higher than most other mutual funds against which the Trustees compared the proposed fee. In that regard, the Trustees noted the Adviser’s representation that the proposed fee was set at a level that would continue to make the management of assets in the mutual fund format an attractive option to the Adviser and its personnel in comparison to private funds, where higher fees are generally available. The Trustees noted also the high demand for products managed by Mr. Gundlach and the Adviser as well as the Adviser’s representation that the services to be provided to the Fund were “premium quality” services. The Trustees also considered the Adviser’s representation that, although the Adviser does not currently manage other funds or accounts with a similar investment strategy, investors were expected to welcome the ability to access Mr. Gundlach’s expertise in a product other than a purely fixed income context. In concluding that the proposed advisory fee was not excessive, the Trustees also considered the expense cap proposed by the Adviser.

The Trustees discussed the likely overall profitability of the Adviser from managing the Fund. In assessing profitability, the Trustees reviewed the Adviser’s financial information provided at a previous meeting of the Trustees and took into account both the likely direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive in the start-up period and, after review of relevant financial information, the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund. The Trustees noted that the Fund would be in its start-up phase for some time and that it did not appear appropriate at this time to consider the implementation of breakpoints in the investment advisory fee.

On the basis of these considerations, the Trustees determined to approve the Agreement for the proposed initial term.

44	DoubleLine Funds

Federal Tax Information	(Unaudited)

For the fiscal year ended March 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0%
DoubleLine Core Fixed Income Fund	0%
DoubleLine Emerging Markets Fixed Income Fund	0%
DoubleLine Multi-Asset Growth Fund	0%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2011 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0%
DoubleLine Core Fixed Income Fund	0%
DoubleLine Emerging Markets Fixed Income Fund	0%
DoubleLine Multi-Asset Growth Fund	0%

Non-Resident Alien (“NRA”) shareholders are normally subject to a 30% (or lower tax treaty rate depending on the country) NRA withholding tax on income and short-term capital gain dividends paid by a mutual fund, unless such dividends are designated as exempt from NRA withholding tax. The distributions that have been identified by the Funds as exempt from NRA withholding are disclosed in the table below. The information presented in the table below is applicable to NRA shareholders and their advisors and is not applicable to shareholders filing United States income tax returns.

Qualified Interest Income
DoubleLine Total Return Bond Fund	89.64%
DoubleLine Core Fixed Income Fund	82.21%
DoubleLine Emerging Markets Fixed Income Fund	29.34%
DoubleLine Multi-Asset Growth Fund	42.40%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	6.86%
DoubleLine Emerging Markets Fixed Income Fund	7.05%
DoubleLine Multi-Asset Growth Fund	0.00%

Annual Report	March 31, 2011	45

Trustees and Officers	(Unaudited)

Name, Address, and Age(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee

Independent Trustees

Joseph J. Ciprari, 46	Trustee	Indefinite/Since Inception	Consultant with Remo Consultants. Formerly, Managing Director, UBS AG.	4	None

John C. Salter, 54	Trustee	Indefinite/Since Inception	Partner at Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	4	None

Robert J. Untracht, 62	Trustee	Indefinite/Since Inception	Financial Reporting Consultant with International Lease Finance Corporation.	4	None(2)

Raymond B. Woolson, 52	Trustee	Indefinite/Since Inception	President of Apogee Group, Inc., a company providing financial consulting services.	4	None

(1) The address of each Independent Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Formerly, a member of the Board of Directors of SM&A, Inc. (a publicly traded company).

The following Trustees are an “interested persons” of the Trust as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name, Address, and Age(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee

Interested Trustees

Jeffrey E. Gundlach, 51	Trustee	Indefinite/Since Inception	Chief Executive Officer at DoubleLine Capital LP (since December 2009); prior thereto, Chief Investment Officer, Group Managing Director and President at TCW.	4	None

Philip A. Barach, 58	Trustee	Indefinite/Since Inception	President at DoubleLine Capital LP (since December 2009); prior thereto, Group Managing Director at TCW.	4	None

(1) The address of each Interested Trustee is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 40	President	Indefinite/Since Inception	President at DoubleLine Funds Trust (since January 2010); prior thereto, President and CEO of TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Joseph W. Sullivan III, 54	Chief Financial Officer/Treasurer	Indefinite/Since Inception	Chief Financial Officer at DoubleLine Funds Trust (since January 2010); prior thereto, Chief Operating Officer and Chief Compliance Officer at Peconic Partners.

Earl Lariscy, 45	Chief Compliance Officer	Indefinite/Since June 2010	General Counsel at DoubleLine Capital LP (since April 2010); prior thereto, Director at Barclay’s Capital and Agency General Manager of Barclay Bank PLC’s California based banking operations beginning in October 2007. Prior to Barclays, Mr. Lariscy served as Associate General Counsel to TCW since January 2006 and worked as an attorney in the New York office of Linklaters prior to joining TCW.

Louis C. Lucido, 62	Secretary	Indefinite/Since Inception	Chief Operating Officer at DoubleLine Capital LP (since December 2009); prior thereto, Group Managing Director at TCW.

Susan Nichols, 48	Assistant Treasurer	Indefinite/Since August 2010	Assistant Treasurer at DoubleLine Funds Trust (since January 2010); prior thereto, Senior Vice President at TCW.

(1) The address of each officer is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

46	DoubleLine Funds

Information About Proxy Voting	(Unaudited)

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); (ii) on the Fund’s web site at www.doublelinefunds.com; and (iii) on the commission’s web site at http://www.sec.gov.

Information About The Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	March 31, 2011	47

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

48	DoubleLine Funds

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and

Transfer Agent:

U.S. Bancorp Fund

Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert J. Untracht is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees and tax fees by the principal accountant.

FYE 3/31/2011
Audit Fees	$181,000
Audit-Related Fees	N/A
Tax Fees	$27,000
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 3/31/2011
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc. — not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2011
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Funds Trust

By (Signature and Title)* /s/ Ronald R. Redell, President
Ronald R. Redell, President

Date June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ronald R. Redell, President
Ronald R. Redell, President

Date June 6, 2011

By (Signature and Title)* /s/ Joseph W. Sullivan, Treasurer
Joseph W. Sullivan, Treasurer

Date June 6, 2011

*	Print the name and title of each signing officer under his or her signature.